--------------------------------------------------------------------------------
                                  SMITH BARNEY
                                   FUNDS, INC.
                              LARGE CAP VALUE FUND
--------------------------------------------------------------------------------
              STYLE PURE SERIES | ANNUAL REPORT | DECEMBER 31, 2000

                             [LOGO OF SMITH BARNEY]

--------------------------------------------------------------------------------
            NOT FDIC INSURED . NOT BANK GUARANTEED . MAY LOSE VALUE
--------------------------------------------------------------------------------

FRANCES A. ROOT
Portfolio Manager

[PHOTO]

Style Pure Series

Annual Report . December 31, 2000

SMITH BARNEY
LARGE CAP VALUE FUND

--------------------------------------------------------------------------------
FRANCES A. ROOT, CFA
--------------------------------------------------------------------------------

Frances A. Root has more than 21 years of securities business experience.
Education: BA from Sweet Briar College

--------------------------------------------------------------------------------
FUND OBJECTIVE
--------------------------------------------------------------------------------

Seeks current income and long-term growth of capital by identifying stocks of large, established companies that are undervalued relative to their fundamental value. The manager and the Large Cap Value equity team look for companies with positive changes such as a new management team or business strategy that can provide a catalyst to improved earnings growth.

--------------------------------------------------------------------------------
FUND FACTS
--------------------------------------------------------------------------------

FUND INCEPTION*
--------------------------------------------------------------------------------
May 18, 1967

MANAGER'S INVESTMENT
INDUSTRY EXPERIENCE
--------------------------------------------------------------------------------
21 Years

MANAGER TENURE
--------------------------------------------------------------------------------
1 Year

SYMBOLS                                    CLASS A        CLASS B        CLASS L
--------------------------------------------------------------------------------
NASDAQ                                       SBCIX          SBCCX          SBGCX
--------------------------------------------------------------------------------
Inception                                  5/18/67        11/7/94        12/2/92
--------------------------------------------------------------------------------

* On February 26, 1972, an affiliate of Salomon Smith Barney assumed management of the Smith Barney Large Cap Value Fund.

Average Annual Total Returns as of December 31, 2000

                                                 Without Sales Charges(1)
                                           Class A        Class B       Class L
--------------------------------------------------------------------------------
One-Year                                    12.92%         12.01%        12.08%
--------------------------------------------------------------------------------
Five-Year                                   13.73          12.85         12.86
--------------------------------------------------------------------------------
Ten-Year                                    14.36            N/A           N/A
--------------------------------------------------------------------------------
Since Inception+                            11.44          15.20         12.92
--------------------------------------------------------------------------------

                                                  With Sales Charges(2)
                                           Class A        Class B       Class L
--------------------------------------------------------------------------------
One-Year                                     7.31%          7.01%         9.97%
--------------------------------------------------------------------------------
Five-Year                                   12.57          12.73         12.63
--------------------------------------------------------------------------------
Ten-Year                                    13.78            N/A           N/A
--------------------------------------------------------------------------------
Since Inception+                            11.27          15.20         12.77
--------------------------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charge of 5.00% and 1.00%, respectively; and Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

+ Inception dates for Class A, B and L shares are May 18, 1967, November 7, 1994 and December 2, 1992, respectively.

--------------------------------------------------------------------------------

What's Inside

Your Investment in the Smith Barney Large Cap Value Fund ......................1
A Message from the Chairman ...................................................2
Fund at a Glance ..............................................................3
A Letter from the Portfolio Manager ...........................................4
Historical Performance ........................................................7
Growth of $10,000 ............................................................10
Schedule of Investments ......................................................11
Statement of Assets and Liabilities ..........................................14
Statement of Operations ......................................................15
Statements of Changes in Net Assets ..........................................16
Notes to Financial Statements ................................................17
Financial Highlights .........................................................21
Tax Information ..............................................................23
Independent Auditors' Report .................................................24

[LOGO OF SMITH BARNEY]

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  Investment Products: Not FDIC Insured . Not Bank Guaranteed . May Lose Value
--------------------------------------------------------------------------------

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            YOUR INVESTMENT IN THE SMITH BARNEY LARGE CAP VALUE FUND
--------------------------------------------------------------------------------

A Time-Tested Approach to Value Investing
Following a disciplined, thorough approach developed in 1968, portfolio manager Frances Root and the Smith Barney Large Cap Value Fund equity investment team evaluate a broad universe of large-cap companies to identify what they deem to be compelling value opportunities.

A Disciplined Process
In selecting companies for the Fund, Frances and the equity investment team employ a highly disciplined, bottom-up investing approach that seeks to identify well established but temporarily out-of-favor companies.They explore potential opportunities not yet recognized by Wall Street; and search for undervalued companies where positive changes, such as a new management team or business strategy, can provide a catalyst to improved earnings growth.

A Timely Strategy
Declining earnings growth was a dominant theme in 2000 -- most visibly in technology, but also in other sectors. With volatility on the increase, many investors have grown sensitive to the price they are willing to pay for growth. This change highlights the importance of having a diversified investment strategy -- a strategy that may include value investing as a key building block.

The Smith Barney Solution to Funds that Stray -- the Style Pure Series
The Style Pure Series is a selection of Smith Barney mutual funds that are the basic building blocks of asset allocation. Each fund in the series attempts to be fully invested within their asset class and investment style, enabling investors to make asset allocation decisions in conjunction with their financial professionals.

A Distinguished History of Managing Your Serious Money
Founded in 1873 and 1892, respectively, the firms of Charles D. Barney and Edward B. Smith were among the earliest providers of securities information, research and transactions. Merged in 1937, Smith Barney & Co. offered its clients a powerful, blue-chip investment capability able to provide timely information, advice and insightful asset management.Today, SSB Asset Management Group ("SSB Citi") unites the distinguished history of Smith Barney with the unparalleled global reach of its parent, Citigroup.
At SSB Citi, you gain access to blue-chip management delivered professionally.We are proud to offer you, the serious investor, a variety of managed solutions.

         1 Smith Barney Funds, Inc. | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
                           A MESSAGE FROM THE CHAIRMAN
--------------------------------------------------------------------------------

The year 2000 began on a strong note, as investor appetite for "New Economy" stocks drove a sharp rally across global markets. Fears about Year 2000 technology disruptions were quickly dispelled and consumer confidence ran high.

The favorable market environment began to change, however, when the economic trends that had been overlooked in late 1999 began to take effect, such as increasing interest rates and the euro's persistent weakness against the U.S. dollar. The combination of these factors resulted in a sharp decline in stock prices throughout the year, especially in the technology sector. Moreover, market volatility increased to historic levels as investors grappled with the pronounced correction in many speculative stocks.

The Smith Barney Funds, Inc. -- Large Cap Value Fund seeks current income and long-term growth by identifying stocks of large, established companies that are undervalued relative to their fundamentals. Based on a disciplined and thorough value1 approach, portfolio manager Frances Root and the large cap value equity investment team evaluate a broad based universe of large-capitalization companies in order to identify those companies that may represent value opportunities.

The team follows a highly disciplined, "bottom-up"2 investment approach and searches for established but temporarily out-of favor companies, potential opportunities which have yet to be recognized by Wall Street and/or companies that have exhibited positive changes such as a new management team or business strategy.

                                    [PHOTO]
                                    HEATH B. MCLENDON
                                    CHAIRMAN

As the global economy becomes more balanced and the U.S. markets are marked by higher volatility and continued corporate earnings pressure, it has become more important than ever to choose an investment manager you trust.

When you invest with SSB Citi Asset Management Group ("SSB Citi"), you are backed by the experience and resources of one of the world's largest and most well-respected financial institutions.

We thank you for entrusting SSB Citi with the management of your assets.

Sincerely,

/s/HEATH B. MCLENDON

Heath B. McLendon
Chairman

January 26, 2001

----------
1 Value stocks are shares that are considered to be inexpensive relative to their asset values or earning power.

----------
2 Bottom-up investing is a search for outstanding performance of individual stocks before considering the impact of economic trends.

        2 Smith Barney Funds, Inc. | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Smith Barney Large Cap Value Fund at a Glance (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Top Ten Holdings*+
--------------------------------------------------------------------------------

      1. Exxon Mobil Corp ..................................................4.1%

      2. Mellon Financial Corp .............................................4.0

      3. Bristol-Myers Squibb Co ...........................................3.2

      4. American Home Products Corp .......................................3.2

      5. The Chase Manhattan Corp ..........................................3.1

      6. Wells Fargo & Co ..................................................3.0

      7. Kimberly-Clark Corp ...............................................3.0

      8. Verizon Communications ............................................2.9

      9. The Hartford Financial Services Group, Inc ........................2.9

     10. El Paso Energy Corp. ..............................................2.9

--------------------------------------------------------------------------------
                           Industry Diversification*+
--------------------------------------------------------------------------------

11.2%     Banking
 4.4%     Consumer Cyclical
 6.5%     Drugs
 6.1%     Electric Utility
 6.2%     Financial Services
 8.1%     Insurance
 9.9%     Integrated Oil
 5.6%     Natural Gas
 3.7%     Office Equipment
 5.8%     Telephone
32.5%     Other

*    These holdings are as of December 31, 2000 and are subject to change.
+    As a percentage of total common stock.
++   As a percentage of total investments.

--------------------------------------------------------------------------------
                            Investment Breakdown*++
--------------------------------------------------------------------------------

 2.4%  Repurchase Agreement
97.6%  Common Stock

         3 Smith Barney Funds, Inc. | 2000 Annual Report to Shareholders

Dear Shareholder,

We are pleased to provide the annual report for the Smith Barney Funds, Inc. -- Large Cap Value Fund ("Fund") for the year ended December 31, 2000. In this report, we summarize the period's prevailing economic conditions and briefly outline the Fund's investment strategy.We hope you find this report to be useful and informative.

Special Shareholder Notice
As of January 16, 2001, Francis A. Root, CFA and a team of equity portfolio managers became responsible for the day to day operations of the Fund, including making all investment decisions. Ms. Root, an investment officer of SSB Citi Asset Management Group and managing director of Salomon Smith Barney, has 21 years of securities business experience. Past performance is not indicative of future results.

Portfolio Performance
For the year ended December 31, 2000, the Fund's Class A shares, without and with sales charges, returned 12.92% and 7.31%, respectively. In comparison, the Russell 1000 Value Index ("Russell Index")1 returned 7.01% for the same period.

--------------------------------------------------------------------------------
                        WE SEEK TO INVEST IN ESTABLISHED
                    COMPANIES THAT WE THINK DEMONSTRATE THE
                         POTENTIAL FOR DYNAMIC CHANGE.
--------------------------------------------------------------------------------

Market Update
In an extremely challenging and volatile year for the U.S. stock markets, the Fund outperformed the Russell Index. During the period, the Fund benefited from its underweight position in the technology sector, the performance of its utility holdings, and significant exposure to financials.With signs of a gradual slowdown becoming increasingly apparent and the Federal Reserve Board ("Fed") shifting toward a neutral bias, many investors entered the final months of the year expecting to see a "soft landing" continue to unfold and perhaps even a year end rally. Instead, the last part of 2000 showed the expansion not simply slowing but visibly staggering toward a pace well below its optimal 3.0% to 3.5% annual range. (Past performance is not indicative of future results).

The sharp decline in economic activity and a growing belief among investment professionals that the Fed was acting too slowly to counteract it, extinguished hopes of the stock market ending 2000 on a positive note and virtually cemented negative returns for each of the major stock market indices.Although each of the major indices ended the year in or near negative territory and concerns about a marked slowdown in economic activity carried into 2001, we believe certain segments of the stock market reflect the difficult environment ahead with decreased stock prices.

Investment Strategy and Portfolio Update
Please note that the performance information referenced in this section is from SSB Citi Asset Management Group. The information provided is not intended to be a forecast of future events, a guarantee of future results nor investment advice.

----------
1 The Russell Index contains those stocks in the major Russell indexes with a less-than-average growth orientation. Companies that are categorized in this index generally have lower price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values. A price-to-earnings ratio is a widely used gauge of a stock's valuation that indicates what investors are paying for an interest in a company based on its prior earnings.A price-to-book ratio shows the price of a stock compared to the company's book value. Please note that an investor cannot invest directly in an index.

         4 Smith Barney Funds, Inc. | 2000 Annual Report to Shareholders

In our opinion,fundamental trends driving growth in certain segments of the financials sector continue to make this sector attractive for new investments. Specifically, we think 2001 may be the best pricing environment in a decade for property and casualty insurers and that the trend has already begun driving strong revenue and earnings momentum among disciplined insurers.

In our view, the potential also exists for the pricing environment to be longer than expected given the apparent strength of the reinsurance cycle and the upward pricing pressure exerted by second-tier insurers still issuing negative earnings warnings but finally starting to aggressively re-price.

Notably, as a more rational pricing environment becomes widespread, instead of shrinking their standard businesses as they have for the past 18 months, we think the best-managed insurers should finally experience opportunistic growth and possibly enjoy higher returns in coming quarters. Additionally, despite the recent market volatility and sluggish asset flows, we anticipate the longer-term factors supporting growth in the asset management, life insurance, and securities brokerage segments of the financials sector to remain intact.

We also expect demographic shifts, financial services reform, capital markets developments abroad and globalization to benefit companies with the necessary distribution, scale, product and technological requirements.We have recently made new investments in the oil services industry, where we believe positive industry fundamentals have begun to materialize based on higher oil prices and expected increases in the capital expenditure budgets of major oil companies. Spending plans are expected to rise as much as 20% and may set the stage for strong earnings growth throughout the coming year, as rising activity and improved pricing become more visible in North American and international markets. In our view, against the backdrop of the worst outlook for corporate profits in several years, the combination of attractive valuations and the potential for positive earnings revisions for highly leveraged names bodes favorably for solid relative performance over the next 12 to18 months.

--------------------------------------------------------------------------------
                    WE EVALUATE A BROAD UNIVERSE OF LARGE-CAP
                    SECURITIES TO IDENTIFY THOSE REPRESENTING
                              VALUE OPPORTUNITIES.
--------------------------------------------------------------------------------

Moreover, we believe the prospects are positive for rising earning power among traditional utilities deemed by the Fund's investment team to be making the necessary changes toward becoming faster growing deregulated businesses. Although the energy crisis in California may cause deregulation to occur more slowly in certain states, we do not believe the long-term case for a meaningful rise in earnings growth and profitability has been altered.

We expect the rapidly-growing deregulated businesses of a handful of utilities to continue because of the potent long term trends related to deregulation of wholesale and retail energy markets; accelerating demand for power nationally; and the growing attractiveness of energy outsourcing. Consequently, our exposure to electric and natural gas utilities tied to our analysis of these trends remained relatively large during the period under review.

A third sector that contributed favorably to the Fund's performance during the period was communications.The sector was the market's worst performing group for the year, but still ranked among the top contributors to the Fund's performance, as the portfolio's communications holdings performed better than the Russell Index's owing to greater exposure to regional bell operators than the severely battered long distance providers.

         5 Smith Barney Funds, Inc. | 2000 Annual Report to Shareholders

Market Outlook
Going forward, with negligible growth in corporate earnings projected for 2001, we think higher market volatility should remain a prevailing market theme as investors decide which sectors represent the best investment opportunities over time. With corporate profits expected to grow considerably more slowly than last year and some investment professionals projecting an actual earnings recession, we think any market recovery will be driven more by interest rates and earnings multiple expansion rather than earnings momentum. For now, we think investors seem likely to maintain a low tolerance for earnings disappointments while favoring companies delivering solid growth in the midst of a period of earnings scarcity.

The Fund's investment team started the New Year with overweight positions in the health care, financial, and utilities sectors. Specifically, the Fund's portfolio was positioned with relatively more exposure to the following areas: property and casualty insurance, insurance brokerage, electric and natural gas utilities, securities brokerage, natural gas, and oil services.This is where we see the best opportunities based on our analysis of market conditions.

Thank you for your investment in the Smith Barney Funds, Inc.-- Large Cap Value Fund.

Sincerely,

/s/FRANCES A. ROOT

Frances A. Root
Vice President

January 26, 2001

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund. Please refer to pages 11 through 13 for a list and percentage breakdown of the Fund's holdings. Also, please note any discussion of the Fund's holdings is as of December 31, 2000 and is subject to change.

         6 Smith Barney Funds, Inc. | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Historical Performance -- Class A Shares
--------------------------------------------------------------------------------

                                  Net Asset Value
                                -------------------
                                Beginning     End       Income        Capital Gain        Return       Total
Year Ended                       of Year    of Year    Dividends      Distributions     of Capital    Returns(1)
====================================================================================================================
12/31/00                         $17.00     $17.59       $0.20            $1.39             $0.00        12.92%
12/31/99                          18.28      17.00        0.20             0.85              0.06        (0.91)
12/31/98                          17.09      18.28        0.23             1.06              0.00        14.61
12/31/97                          14.79      17.09        0.29             1.50              0.00        27.86
12/31/96                          14.59      14.79        0.36             1.79              0.00        16.06
12/31/95                          12.18      14.59        0.39             1.18              0.00        33.05
12/31/94                          13.31      12.18        0.42             0.14              0.00        (4.31)
12/31/93                          12.48      13.31        0.46             0.73              0.00        16.38
12/31/92                          12.51      12.48        0.51             0.40              0.00         7.23
12/31/91                          10.54      12.51        0.73             0.05              0.00        26.57
====================================================================================================================
  Total                                                  $3.79            $9.09             $0.06
====================================================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class B Shares
--------------------------------------------------------------------------------

                                  Net Asset Value
                                -------------------
                                Beginning     End       Income        Capital Gain        Return       Total
Year Ended                       of Year    of Year    Dividends      Distributions     of Capital    Returns(1)
====================================================================================================================
12/31/00                         $16.94     $17.53       $0.05            $1.39             $0.00        12.01%
12/31/99                          18.21      16.94        0.05             0.85              0.06        (1.66)
12/31/98                          17.03      18.21        0.09             1.06              0.00        13.71
12/31/97                          14.74      17.03        0.15             1.50              0.00        26.83
12/31/96                          14.54      14.74        0.24             1.79              0.00        15.22
12/31/95                          12.15      14.54        0.29             1.18              0.00        32.07
Inception*-- 12/31/94             12.54      12.15        0.09             0.14              0.00        (1.28)+
====================================================================================================================
  Total                                                  $0.96            $7.91             $0.06
====================================================================================================================

         7 Smith Barney Funds, Inc. | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Historical Performance -- Class L Shares
--------------------------------------------------------------------------------

                                  Net Asset Value
                                -------------------
                                Beginning     End       Income        Capital Gain        Return       Total
Year Ended                       of Year    of Year    Dividends      Distributions     of Capital    Returns(1)
====================================================================================================================
12/31/00                         $16.95     $17.55       $0.05            $1.39             $0.00        12.08%
12/31/99                          18.22      16.95        0.05             0.85              0.06        (1.65)
12/31/98                          17.05      18.22        0.10             1.06              0.00        13.73
12/31/97                          14.76      17.05        0.16             1.50              0.00        26.85
12/31/96                          14.57      14.76        0.24             1.79              0.00        15.15
12/31/95                          12.18      14.57        0.29             1.18              0.00        32.01
12/31/94                          13.30      12.18        0.34             0.14              0.00        (4.91)
12/31/93                          12.48      13.30        0.36             0.73              0.00        15.46
Inception*-- 12/31/92             12.87      12.48        0.06             0.40              0.00        (0.57)+
====================================================================================================================
  Total                                                  $1.65            $9.04             $0.06
====================================================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class Y Shares
--------------------------------------------------------------------------------

                                  Net Asset Value
                                -------------------
                                Beginning     End       Income        Capital Gain        Return       Total
Year Ended                       of Year    of Year    Dividends      Distributions     of Capital    Returns(1)
====================================================================================================================
12/31/00                         $17.01     $17.60       $0.26            $1.39             $0.00        13.30%
12/31/99                          18.28      17.01        0.26             0.85              0.06        (0.54)
12/31/98                          17.09      18.28        0.29             1.06              0.00        14.96
12/31/97                          14.80      17.09        0.35             1.50              0.00        28.21
Inception*-- 12/31/96             15.06      14.80        0.41             1.79              0.00        12.86+
====================================================================================================================
  Total                                                  $1.57            $6.59             $0.06
====================================================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class Z Shares
--------------------------------------------------------------------------------

                                  Net Asset Value
                                -------------------
                                Beginning     End       Income        Capital Gain        Return       Total
Year Ended                       of Year    of Year    Dividends      Distributions     of Capital    Returns(1)
====================================================================================================================
12/31/00                         $17.04     $17.63       $0.26            $1.39             $0.00        13.27%
12/31/99                          18.31      17.04        0.26             0.85              0.06        (0.54)
12/31/98                          17.12      18.31        0.29             1.06              0.00        14.95
12/31/97                          14.82      17.12        0.35             1.50              0.00        28.27
12/31/96                          14.61      14.82        0.41             1.79              0.00        16.47
12/31/95                          12.19      14.61        0.42             1.18              0.00        33.41
Inception*-- 12/31/94             12.54      12.19        0.12             0.14              0.00        (0.73)+
====================================================================================================================
  Total                                                  $2.11            $7.91             $0.06
====================================================================================================================

It is the Portfolio's policy to distribute dividends and capital gains, if any, annually.

         8 Smith Barney Funds, Inc. | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Average Annual Total Returns
--------------------------------------------------------------------------------

                                                          Without Sales Charges (1)
                                ----------------------------------------------------------------------------
                                  Class A         Class B        Class L          Class Y          Class Z
============================================================================================================
Year Ended 12/31/00                12.92%          12.01%         12.08%           13.30%           13.27%
Five Years Ended 12/31/00          13.73           12.85          12.86              N/A            14.11
Ten Years Ended 12/31/00           14.36             N/A            N/A              N/A              N/A
Inception* through 12/31/00        11.44           15.20          12.92            13.69            16.52
============================================================================================================

                                                          With Sales Charges(2)
                                ----------------------------------------------------------------------------
                                  Class A         Class B        Class L          Class Y          Class Z
============================================================================================================
Year Ended 12/31/00                 7.31%           7.01%          9.97%           13.30%          13.27%
Five Years Ended 12/31/00          12.57           12.73          12.63              N/A           14.11
Ten Years Ended 12/31/00           13.78             N/A            N/A              N/A             N/A
Inception* through 12/31/00        11.27           15.20          12.77            13.69           16.52
============================================================================================================

--------------------------------------------------------------------------------
Cumulative Total Returns
--------------------------------------------------------------------------------
                                                 Without Sales Charges(1)
================================================================================
Class A (12/31/90 through 12/31/00)                        282.66%
Class A (Inception* through 12/31/00)                    3,723.16
Class B (Inception* through 12/31/00)                      138.66
Class L (Inception* through 12/31/00)                      166.82
Class Y (Inception* through 12/31/00)                       87.44
Class Z (Inception* through 12/31/00)                      156.22
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
*    Amount represents less than $0.01 per share.
+ Total return is not annualized, as it may not be representative of the total return for the year.
** The inception dates for Class A, B, L, Y and Z shares are May 18, 1967, November 7, 1994, December 2, 1992, February 6, 1996 and November 7, 1994, respectively.

         9 Smith Barney Funds, Inc. | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Historical Performance (unaudited)
--------------------------------------------------------------------------------

Growth of $10,000 Invested in Class A Shares of the
Large Cap Value Fund vs. the Russell 1000 Value Index+
--------------------------------------------------------------------------------
                         December 1990 -- December 2000

                                    [GRAPH]

                  Large Cap Value Fund                 Russell 1000 Index
Dec/1990                  9,428                             10,000
Dec/1991                 11,932                             12,460
Dec/1992                 12,794                             14,181
Dec/1993                 14,890                             16,750
Dec/1994                 14,247                             16,417
Dec/1995                 18,956                             22,711
Dec/1996                 22,002                             27,625
Dec/1997                 28,131                             37,343
Dec/1998                 32,241                             43,182
Dec/1999                 31,947                             51,123
Dec/2000                 36,075                             54,709


+ Hypothetical illustration of $10,000 invested in Class A shares on December 31, 1990, assuming deduction of the maximum 5.00% sales charge and reinvestment of dividends and capital gains, if any, at net asset value through December 31, 2000. The Russell 1000 Value Index contains those securities in the Russell 1000 Index with a less than average growth orientation. Companies in this Index generally have low price to book and price/earnings ratios, higher dividend yields and lower forecasted growth values. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. An investor may not invest directly in an index.The performance of the Portfolio's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholders tax liability on dividends or capital gains.

        10 Smith Barney Funds, Inc. | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments                                        December 31, 2000
--------------------------------------------------------------------------------

     SHARES                            SECURITY                        VALUE
================================================================================
COMMON STOCK -- 97.6%
Aerospace and Defense -- 2.5%
        435,000     United Technologies Corp.                      $ 34,201,875
--------------------------------------------------------------------------------
Banking -- 10.9%
        615,000     Bank of America Corp.                            28,213,125
         27,100     Bank One Corp.*                                     992,538
        888,260     The Chase Manhattan Corp.*+                      40,360,314
      1,073,626     Mellon Financial Corp.                           52,808,979
        360,000     Merrill Lynch & Co., Inc.*                       24,547,500
--------------------------------------------------------------------------------
                                                                    146,922,456
--------------------------------------------------------------------------------
Basic Materials -- 0.9%
        290,000     International Paper Co.*                         11,835,625
--------------------------------------------------------------------------------
Beverage -- 2.1%
        575,525     PepsiCo, Inc.*                                   28,524,458
--------------------------------------------------------------------------------
Capital Goods -- 3.2%
        323,194     Emerson Electric Co.                             25,471,727
        375,000     General Electric Co.                             17,976,563
--------------------------------------------------------------------------------
                                                                     43,448,290
--------------------------------------------------------------------------------
Chemicals -- 1.7%
        303,427     The Dow Chemical Co.*                            11,113,014
        245,000     E.I. du Pont de Nemours and Co.                  11,836,562
--------------------------------------------------------------------------------
                                                                     22,949,576
--------------------------------------------------------------------------------
Communication Services -- 2.9%
--------------------------------------------------------------------------------
        764,536     Verizon Communications                           38,322,367
--------------------------------------------------------------------------------
Consumer Cyclical -- 4.3%
        900,000     The Gillette Co.                                 32,512,500
        990,000     Masco Corp.*                                     25,430,625
--------------------------------------------------------------------------------
                                                                     57,943,125
--------------------------------------------------------------------------------
Consumer Services -- 1.8%
--------------------------------------------------------------------------------
        450,000     First Data Corp.                                 23,709,375
--------------------------------------------------------------------------------
Diversified Machinery -- 2.0%
--------------------------------------------------------------------------------
        450,000     Illinois Tool Works Inc.                         26,803,125
--------------------------------------------------------------------------------
Drugs -- 6.3%
--------------------------------------------------------------------------------
        666,369     American Home Products Corp.                     42,347,750
        573,833     Bristol-Myers Squibb Co.                         42,427,777
--------------------------------------------------------------------------------
                                                                     84,775,527
--------------------------------------------------------------------------------
Electric Utility -- 6.0%
        325,000     American Electric Power Co., Inc.*               15,112,500
        425,000     Duke Energy Corp.*                               36,231,250
        412,777     Exelon Corp.                                     28,981,073
--------------------------------------------------------------------------------
                                                                     80,324,823
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

        11 Smith Barney Funds, Inc. | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments(continued)                             December 31, 2000
--------------------------------------------------------------------------------

     SHARES                            SECURITY                        VALUE
================================================================================
Financial Services -- 6.0%
        350,000     Fannie Mae                                     $ 30,362,500
        141,100     Morgan Stanley Dean Witter & Co.                 11,182,175
        705,000     Wells Fargo & Co.                                39,259,687
--------------------------------------------------------------------------------
                                                                     80,804,362
--------------------------------------------------------------------------------
Household Products -- 2.9%
        550,000     Kimberly-Clark Corp.                             38,879,500
--------------------------------------------------------------------------------
Insurance -- 7.9%
        386,646     The Chubb Corp.                                  33,444,879
        538,294     The Hartford Financial Services Group, Inc.      38,017,014
        300,000     Marsh & McLennan Cos., Inc.                      35,100,000
--------------------------------------------------------------------------------
                                                                    106,561,893
--------------------------------------------------------------------------------
Integrated Oil -- 9.7%
        440,000     BP Amoco Plc.                                    21,065,000
        303,709     Chevron Corp.*                                   25,644,429
        445,587     Conoco Inc., Class A Shares*                     12,754,928
        583,498     Conoco Inc., Class B Shares                      16,884,973
        614,122     Exxon Mobil Corp.                                53,390,231
--------------------------------------------------------------------------------
                                                                    129,739,561
--------------------------------------------------------------------------------
Medical Products and Supplies -- 2.5%
        135,000     Baxter International Inc.                        11,922,188
        210,000     Johnson & Johnson*                               22,063,125
--------------------------------------------------------------------------------
                                                                     33,985,313
--------------------------------------------------------------------------------
Natural Gas -- 5.5%
        525,000     El Paso Energy Corp.*                            37,603,125
        913,263     The Williams Cos., Inc.                          36,473,441
--------------------------------------------------------------------------------
                                                                     74,076,566
--------------------------------------------------------------------------------
Office Equipment -- 3.6%
        230,000     International Business Machines Corp.*           19,550,000
        875,077     Pitney Bowes Inc.*                               28,986,926
--------------------------------------------------------------------------------
                                                                     48,536,926
--------------------------------------------------------------------------------
Oil Exploration and Production -- 0.0%
              4     Anadarko Petroleum Corp.                                284
--------------------------------------------------------------------------------
Oil and Gas Drilling -- 2.3%
        378,900     Diamond Offshore Drilling, Inc.*                 15,156,000
        350,000     Transocean Sedco Forex Inc.*                     16,100,000
--------------------------------------------------------------------------------
                                                                     31,256,000
--------------------------------------------------------------------------------
Oil Service -- 1.8%
        680,564     Halliburton Co.*                                 24,670,445
--------------------------------------------------------------------------------
Publishing -- 2.3%
        515,771     The McGraw-Hill Cos., Inc.                       30,237,075
--------------------------------------------------------------------------------
Raw and Intermediate Materials -- 2.0%
        795,787     Alcoa Inc.                                       26,658,864
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

        12 Smith Barney Funds, Inc. | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments(continued)                             December 31, 2000
--------------------------------------------------------------------------------

     SHARES                            SECURITY                        VALUE
================================================================================
Technology -- 0.8%
        350,000     Intel Corp.                                  $   10,587,500
--------------------------------------------------------------------------------
Telephone -- 5.7%
        430,000     ALLTEL Corp.*                                    26,848,125
        691,733     SBC Communications Inc.                          33,030,251
        812,000     Sprint Corp.                                     16,493,750
--------------------------------------------------------------------------------
                                                                     76,372,126
--------------------------------------------------------------------------------
                    TOTAL COMMON STOCK
                    (Cost -- $982,879,235)                        1,312,127,037
================================================================================

      FACE
     AMOUNT                            SECURITY                        VALUE
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 2.4%
    $32,201,000     J.P. Morgan & Co. Inc., 5.950% due 1/2/01;
                       Proceeds at maturity -- $32,222,288; (Fully
                       collateralized by U.S. Treasury Bills,
                       Bonds and Notes, 0.00% to 12.75% Bills,
                       due 12/31/00 to 4/15/29; Market value
                       -- $32,845,046) (Cost -- $32,201,000)+        32,201,000
================================================================================
                    TOTAL INVESTMENTS -- 100%
                    (Cost -- $1,015,080,235**)                   $1,344,328,037
================================================================================
*    All or a portion of this security is on loan (See Note 5).
+ On January 2, 2001, Chase Manhattan Corp. and J.P. Morgan & Co. merged to form J.P. Morgan Chase & Co.
**   Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.

        13 Smith Barney Funds, Inc. | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Assets and Liabilities                            December 31, 2000
--------------------------------------------------------------------------------
ASSETS:
  Investments, at value (Cost -- $1,015,080,235)                $ 1,344,328,037
  Collateral for securities on loan (Note 5)                        241,933,837
  Receivable for Fund shares sold                                     2,827,834
  Dividends and interest receivable                                   1,184,527
--------------------------------------------------------------------------------
  Total Assets                                                    1,590,274,235
--------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities on loan (Note 5)                           241,933,837
  Dividends payable                                                  25,375,922
  Payable for Fund shares purchased                                   3,110,717
  Management fees payable                                               578,321
  Distribution fees payable                                              68,525
  Payable to bank                                                         5,076
  Accrued expenses                                                      202,386
--------------------------------------------------------------------------------
  Total Liabilities                                                 271,274,784
--------------------------------------------------------------------------------
Total Net Assets                                                $ 1,318,999,451
================================================================================
NET ASSETS:
  Par value of capital shares                                   $       749,894
  Capital paid in excess of par value                               991,253,940
  Undistributed net investment income                                    50,326
  Accumulated net realized loss from security transactions           (2,302,511)
  Net unrealized appreciation of investments                        329,247,802
--------------------------------------------------------------------------------
Total Net Assets                                                $ 1,318,999,451
================================================================================
Shares Outstanding:
  Class A                                                            40,044,708
  Class B                                                             5,899,930
  Class L                                                             5,918,304
  Class Y                                                            13,608,961
  Class Z                                                             9,517,486

Net Asset Value:
  Class A (and redemption price)                                         $17.59
  Class B *                                                              $17.53
  Class L **                                                             $17.55
  Class Y (and redemption price)                                         $17.60
  Class Z (and redemption price)                                         $17.63

Maximum Public Offering Price Per Share:
  Class A (net asset value plus 5.26% of net asset value per share)      $18.52
  Class L (net asset value plus 1.01% of net asset value per share)      $17.73
================================================================================
* Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from purchase (See Note 2).
** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                       See Notes to Financial Statements.

        14 Smith Barney Funds, Inc. | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Operations                     For the Year Ended December 31, 2000
--------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends                                                     $    25,049,134
  Interest                                                              656,757
  Less: Foreign withholding tax                                         (63,844)
--------------------------------------------------------------------------------
  Total Investment Income                                            25,642,047
--------------------------------------------------------------------------------
EXPENSES:
  Management fees (Note 2)                                            6,929,971
  Distribution fees (Note 2)                                          3,629,901
  Shareholder and system servicing fees                                 632,719
  Shareholder communications                                             89,908
  Registration fees                                                      53,045
  Custody                                                                36,910
  Audit and legal                                                        29,286
  Directors' fees                                                        13,433
--------------------------------------------------------------------------------
  Total Expenses                                                     11,415,173
--------------------------------------------------------------------------------
Net Investment Income                                                14,226,874
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 3):
  Realized Gain From Security Transactions
    (excluding short-term securities):
      Proceeds from sales                                           514,822,292
      Cost of securities sold                                       416,574,536
--------------------------------------------------------------------------------
  Net Realized Gain                                                  98,247,756
--------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation (Note 7)                     37,857,378
--------------------------------------------------------------------------------
Net Gain on Investments                                             136,105,134
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                          $   150,332,008
================================================================================

                       See Notes to Financial Statements.

        15 Smith Barney Funds, Inc. | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statements of Changes in Net Assets             For the Years Ended December 31,
--------------------------------------------------------------------------------

                                                                                              2000              1999
=======================================================================================================================
OPERATIONS:
  Net investment income                                                                $   14,226,874    $   14,634,946
  Net realized gain                                                                        98,247,756        63,929,917
  Increase (decrease) in net unrealized appreciation                                       37,857,378       (96,058,919)
-----------------------------------------------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From Operations                                       150,332,008       (17,494,056)
-----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                                  (14,158,217)       (14,579,182)
  Net realized gains                                                                     (98,048,985)       (63,537,409)
  Capital                                                                                          --        (4,214,738)
-----------------------------------------------------------------------------------------------------------------------
  Decrease in Net Assets From Distributions to Shareholders                             (112,207,202)       (82,331,329)
-----------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 6):
  Net proceeds from sales                                                                 176,692,486       286,875,651
  Net asset value of the shares issued in connection with the transfer of
     Citifund Growth and Income Fund's net assets (Note 7)                                 20,264,756                --
  Net asset value of shares issued for reinvestment of dividends                           83,580,582        64,751,969
  Cost of shares reacquired                                                              (308,047,645)     (246,832,983)
-----------------------------------------------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From Fund Share Transactions                          (27,509,821)      104,794,637
-----------------------------------------------------------------------------------------------------------------------
Increase in Net Assets                                                                     10,614,985         4,969,252
NET ASSETS:
  Beginning of year                                                                     1,308,384,466     1,303,415,214
-----------------------------------------------------------------------------------------------------------------------
  End of year*                                                                         $1,318,999,451    $1,308,384,466
=======================================================================================================================
* Includes undistributed (overdistributed) net investment income of:                          $50,326          $(14,608)
=======================================================================================================================

                       See Notes to Financial Statements.

        16 Smith Barney Funds, Inc. | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

1.   Significant Accounting Policies

The Large Cap Value Fund ("Portfolio") is a separate investment portfolio of the Smith Barney Funds, Inc. ("Fund"). The Fund, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company and consists of this Portfolio and two other separate investment portfolios: U.S. Government Securities Fund and Short-Term High Grade Bond Fund. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Portfolio are:
(a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales price was reported and U.S. government and agency obligations are valued at the mean between the bid and ask prices; (c) securities, other than U.S. government agencies and obligations, that have a maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity; (d) securities maturing within 60 days or less are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Portfolio determines the existence of a dividend declaration after exercising reasonable due diligence; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) direct expenses are charged to each class; management fees and general portfolio expenses are allocated on the basis of relative net assets by class;
(i) the accounting records are maintained in U.S. dollars.All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank;
(j) the Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (k) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 2000, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, portions of accumulated net realized gains amounting to $1,881,022 and undistributed net investment income amounting to $3,723 have been reclassified to paid-in-capital. Net investment income, net realized gains and net assets were not affected by this change; and (l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2.   Management Agreement and Other Transactions

SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH") which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager of the Portfolio. The Portfolio pays SSBC a management fee calculated at an annual rate of 0.60% on the Portfolio's average daily net assets up to $500 million, 0.55% on the next $500 million and 0.50% on average daily net assets in excess of $1.0 billion. These fees are calculated daily and paid monthly.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Portfolio's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Portfolio's sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the account size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. During the year ended December 31, 2000, the Portfolio paid transfer agent fees of $570,764 to CFTC.

Effective June 5, 2000, Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, became the Fund's distributor replacing CFBDS, Inc. ("CFBDS"). In addition, SSB acts as the primary broker for the Fund's portfolio agency transactions. Certain other broker-dealers continue to sell Portfolio shares to the public as members of the selling group. For the year ended December 31, 2000, SSB and its affiliates received total brokerage commissions of $12,026.

There are maximum initial sales charges of 5.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs less than one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares also have a 1.00% CDSC, which applies if redemption occurs within the first

        17 Smith Barney Funds, Inc. | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

year of purchase.This CDSC only applies to those purchases of Class A shares, which when combined with current holdings of Class A shares equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge. For the year ended December 31, 2000, SSB and CFBDS received sales charges of $317,000 and $218,000 on sales of the Portfolio's Class A and L shares, respectively. In addition, CDSCs paid to SSB were approximately as follows:

                                    Class A           Class B          Class L
================================================================================
CDSCs                               $20,000          $322,000          $34,000
================================================================================

Pursuant to a Distribution Plan, the Portfolio pays a service fee with respect to its Class A, B and L shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. In addition, the Portfolio also pays a distribution fee with respect to Class B and L shares calculated at the annual rate of 0.75% of the average daily net assets of each class. For the year ended December 31, 2000, total Distribution Plan fees were as follows:

                                    Class A           Class B          Class L
================================================================================
Distribution Plan Fees           $1,679,665        $1,019,285         $930,951
================================================================================

All officers and one Director of the Fund are employees of SSB.

3.   Investments

During the year ended December 31, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                         $379,815,085
--------------------------------------------------------------------------------
Sales                                                              514,822,292
================================================================================

At December 31, 2000, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                     $356,505,834
Gross unrealized depreciation                                      (27,258,032)
--------------------------------------------------------------------------------
Net unrealized appreciation                                       $329,247,802
--------------------------------------------------------------------------------

4.   Repurchase Agreements

The Portfolio purchases (and its custodian take possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolio requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

5.   Lending of Portfolio Securities

The Portfolio has an agreement with its custodian whereby the custodian may lend securities owned by the Portfolio to brokers, dealers and other financial organizations. Fees earned by the Portfolio on securities lending are recorded in interest income. Loans of securities by the Portfolio are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account.The Portfolio maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At December 31, 2000, the Portfolio loaned stocks having a value of approximately $233,432,852 and held the following collateral for loaned securities:

Security Descriptions                                                      Value
================================================================================
Commercial Paper:
   CXC Inc., 6.66% due 1/5/01                                        $12,712,958
   Forrestal Funding, 6.66% due 1/12/01                                  206,604
   Grand Funding, 6.66% due 1/12/01                                      206,604
   Phillip Morris, 6.71% due 1/5/01                                   11,953,927
Floating Rate CDs:
   Comerica Bank, 5.86% due 2/14/01                                    8,886,095
Floating Rate Notes:
   American Honda, 6.62% due 9/4/01                                    5,257,751
   Amsouth Bank, 5.73% due 1/25/01                                        77,414
   Bank One, 6.68% due 7/2/01                                          9,234,447
   Bear Stearns Co., 6.59% due 8/3/01                                  5,429,789
   Bear Stearns Co., 6.61% due 10/30/01                                1,348,061
   Bear Stearns Co., 6.65% due 8/10/01                                 4,789,083
   First Union, 6.61% due 5/23/01                                      1,188,459
   First Union, 6.63% due 7/27/01                                      6,989,803
   Keybank Corp., 5.88% due 2/14/01                                    8,474,930
   Natexis Banque, 6.58% due 2/9/01                                    5,377,594
   Natexis Banque, 6.71% due 2/1/01                                    2,186,229
Repurchase Agreement:
   Warburg Dillon, 6.00% due 1/2/01                                    4,913,945
Time Deposits:
   Australia New Zealand, 6.63% due 1/2/01                            29,438,463
   Bank Brussels, 6.66% due 1/2/01                                    23,174,960
   Bank Brussels, 6.70% due 1/2/01                                    10,647,955
   Bayerische Landesbank, 6.63% due 1/2/01                            25,054,011
   Credit Suisse, 3.00% due 1/2/01                                     2,505,401
   Credit Suisse, 4.50% due 1/2/01                                    13,184,568
   CS First Boston Corp., 5.00% due 1/2/01                             6,858,640
   Societe Generale, 6.63% due 1/2/01                                 17,543,048
   Suntrust Bank, 4.50% due 1/2/01                                     6,032,195
Yankee CDs:
   Daichi Kangyo Bank, 6.73% due 1/8/01                                6,657,478
   Daichi Kangyo Bank, 6.75% due 1/18/01                               3,772,395
   Norinchunkin Bank, 6.27% due 1/6/01                                 7,831,030
--------------------------------------------------------------------------------
Total                                                               $241,933,837
================================================================================

For the year ended December 31, 2000, interest income earned by the Portfolio from securities lending was $93,471.

        18 Smith Barney Funds, Inc. | 2000 Annual Report to Shareholders

6.  Capital Shares
At December 31, 2000, the Fund had two billion shares of capital stock authorized with a par value of $0.01 per share.The Portfolio has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Portfolio and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

At December 31, 2000, total paid-in capital amounted to the following for each class:

                                  Class A            Class B             Class L          Class Y           Class Z
==========================================================================================================================
Total Paid-in Capital          $417,614,573       $108,220,087         $99,534,990     $235,728,369       $130,905,815
==========================================================================================================================

Transactions in shares of each class were as follows:

                                                              Year Ended                                Year Ended
                                                            December 31, 2000                        December 31, 1999
                                                    -----------------------------------       ---------------------------------
                                                        Shares              Amount               Shares            Amount
===============================================================================================================================
Class A
Shares sold                                            3,569,240         $   62,231,406         5,013,895      $  92,920,169
Net asset value of shares issued in
   connection with the transfer of Citifund
   Growth and Income Fund's net assets                 1,106,516            19,598,799                 --                 --
Shares issued on reinvestment                          3,079,326            54,088,667          2,501,796         42,790,540
Shares reacquired                                    (11,491,674)         (195,944,886)        (8,652,752)      (158,447,531)
-------------------------------------------------------------------------------------------------------------------------------
Net Decrease                                          (3,736,592)        $ (60,026,014)        (1,137,061)     $ (22,736,822)
===============================================================================================================================
Class B
Shares sold                                            1,017,834         $  17,396,136          4,427,025      $  83,969,932
Net asset value of shares issued in
   connection with the transfer of Citifund
   Growth and Income Fund's net assets                    37,725               665,957                 --                 --
Shares issued on reinvestment                            426,489             7,473,046            361,942          6,119,426
Shares reacquired                                     (2,576,754)          (43,412,653)        (1,626,979)       (29,674,516)
-------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                               (1,094,706)        $ (17,877,514)         3,161,988      $  60,414,842
===============================================================================================================================
Class L
Shares sold                                            1,564,175         $  26,865,921          3,011,037      $  57,035,420
Shares issued on reinvestment                            430,098             7,545,152            299,065          5,059,969
Shares reacquired                                     (1,841,857)          (31,098,504)        (1,176,864)       (21,533,421)
-------------------------------------------------------------------------------------------------------------------------------
Net Increase                                             152,416         $   3,312,569          2,133,238      $  40,561,968
===============================================================================================================================
Class Y
Shares sold                                            2,960,701         $  50,586,170          2,202,645      $  40,349,777
Shares reacquired                                       (227,096)           (3,949,719)           (28,660)          (562,000)
-------------------------------------------------------------------------------------------------------------------------------
Net Increase                                           2,733,605         $  46,636,451          2,173,985      $  39,787,777
===============================================================================================================================
Class Z
Shares sold                                            1,126,018           $19,612,853            670,713      $  12,600,353
Shares issued on reinvestment                            822,475            14,473,717            626,698         10,782,034
Shares reacquired                                     (1,985,619)          (33,641,883)        (1,973,751)       (36,615,515)
-------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                                  (37,126)        $     444,687           (676,340)     $ (13,233,128)
===============================================================================================================================

        19 Smith Barney Funds, Inc. | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

7.   Transfer of Net Assets

On October 6, 2000, the Portfolio acquired the assets and liabilities of the Citifunds Growth and Income Fund ("Citifund") pursuant to a plan of reorganization approved by Citifund shareholders on October 2, 2000. Total shares issued by the Portfolio, the total net assets of the Citifund and total net assets of the Portfolio on the date of the transfer were as follows:

                         Shares Issued       Total Net Assets of the       Total Net Assets
Acquired Portfolio      by the Portfolio             Citifund              of the Portfolio
============================================================================================
Citifund                   1,144,241                $20,264,756             $1,229,604,237
============================================================================================

The total net assets of the Citifund before acquisition include unrealized depreciation of $32,293. Total net assets of the Portfolio immediately after the transfer were $1,249,868,993.The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

8.   Capital Loss Carryforward

At December 31, 2000, the Portfolio had, for Federal income tax purposes, a capital loss carryforward of approximately $1,536,000, available to offset future capital gains through December 31, 2007.To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

        20 Smith Barney Funds, Inc. | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------
For a share of each class of capital stock outstanding throughout each year ended December 31, except where noted:

Class A Shares                                    2000(1)        1999(1)        1998(1)        1997            1996
======================================================================================================================
Net Asset Value, Beginning of Year                $17.00         $18.28         $17.09       $14.79          $14.59
----------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income                            0.20           0.20           0.24         0.29            0.36
   Net realized and unrealized gain (loss)          1.98          (0.37)          2.24         3.80            1.99
----------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                 2.18          (0.17)          2.48         4.09            2.35
----------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                           (0.20)         (0.20)         (0.23)       (0.29)          (0.36)
   Net realized gains(2)                           (1.39)         (0.85)         (1.06)       (1.50)          (1.79)
   Capital                                            --          (0.06)            --           --              --
----------------------------------------------------------------------------------------------------------------------
Total Distributions                                (1.59)         (1.11)         (1.29)       (1.79)          (2.15)
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                      $17.59         $17.00         $18.28       $17.09          $14.79
----------------------------------------------------------------------------------------------------------------------
Total Return                                       12.92%         (0.91)%        14.61%       27.86%          16.06%
----------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                  $704,463       $744,405       $821,003     $758,708        $645,935
----------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                         0.90%          0.90%          0.90%        0.92%           0.95%
   Net investment income                            1.18           1.09           1.29         1.71            2.28
----------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                               31%            34%            48%          40%             49%
======================================================================================================================

Class Y Shares                                    2000(1)        1999(1)        1998(1)        1997            1996
======================================================================================================================
Net Asset Value, Beginning of Year                $16.94         $18.21         $17.03       $14.74          $14.54
----------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income                            0.07           0.06           0.09         0.16            0.25
   Net realized and unrealized gain (loss)          1.96          (0.37)          2.24         3.78            1.98
----------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                 2.03          (0.31)          2.33         3.94            2.23
----------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                           (0.05)         (0.05)         (0.09)       (0.15)          (0.24)
   Net realized gains(2)                           (1.39)         (0.85)         (1.06)       (1.50)          (1.79)
   Capital                                            --          (0.06)            --           --              --
----------------------------------------------------------------------------------------------------------------------
Total Distributions                                (1.44)         (0.96)         (1.15)       (1.65)          (2.03)
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                      $17.53         $16.94         $18.21       $17.03          $14.74
----------------------------------------------------------------------------------------------------------------------
Total Return                                       12.01%         (1.66)%        13.71%       26.83%          15.22%
----------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                  $103,442 $      118,477        $69,786      $28,525         $14,883
----------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                         1.68%          1.67%          1.69%        1.71%           1.71%
   Net investment income                            0.39           0.32           0.51         0.92            1.55
----------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                               31%            34%            48%          40%             49%
======================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2) Net short-term gains, if any, are included and reported as ordinary income for income tax purposes.

        21 Smith Barney Funds, Inc. | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------
For a share of each class of capital stock outstanding throughout each year ended December 31, except where noted:

Class L Shares                                    2000(1)        1999(1)      1998(1)(2)       1997            1996
======================================================================================================================
Net Asset Value, Beginning of Year                $16.95         $18.22         $17.05       $14.76          $14.57
----------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income                            0.07           0.06           0.09         0.16            0.24
   Net realized and unrealized gain (loss)          1.97          (0.37)          2.24         3.79            1.98
----------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                 2.04          (0.31)          2.33         3.95            2.22
----------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                           (0.05)         (0.05)         (0.10)       (0.16)          (0.24)
   Net realized gains(3)                           (1.39)         (0.85)         (1.06)       (1.50)          (1.79)
   Capital                                            --          (0.06)            --           --              --
----------------------------------------------------------------------------------------------------------------------
Total Distributions                                (1.44)         (0.96)         (1.16)       (1.66)          (2.03)
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                      $17.55         $16.95         $18.22       $17.05          $14.76
----------------------------------------------------------------------------------------------------------------------
Total Return                                       12.08%         (1.65)%        13.73%       26.85%          15.15%
----------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                  $103,863        $97,745        $66,190      $42,115         $33,365
----------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                         1.67%          1.66%          1.67%        1.69%           1.73%
   Net investment income                            0.40           0.34           0.52         0.93            1.50
----------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                               31%            34%            48%          40%             49%
======================================================================================================================

Class Y Shares                                    2000(1)        1999(1)        1998(1)        1997           1996(1)(4)
======================================================================================================================
Net Asset Value, Beginning of Year                $17.01         $18.28         $17.09       $14.80          $15.06
----------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income                            0.26           0.26           0.30         0.38            0.36
   Net realized and unrealized gain (loss)          1.98          (0.36)          2.24         3.76            1.58
----------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                 2.24          (0.10)          2.54         4.14            1.94
----------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                           (0.26)         (0.26)         (0.29)       (0.35)          (0.41)
   Net realized gains(3)                           (1.39)         (0.85)         (1.06)       (1.50)          (1.79)
   Capital                                            --          (0.06)            --           --              --
----------------------------------------------------------------------------------------------------------------------
Total Distributions                                (1.65)         (1.17)         (1.35)       (1.85)          (2.20)
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                      $17.60         $17.01         $18.28       $17.09          $14.80
----------------------------------------------------------------------------------------------------------------------
Total Return                                       13.30%         (0.54)%        14.96%       28.21%          12.86%++
----------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                  $239,463       $184,974       $159,084     $111,690         $30,169
----------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                         0.57%          0.58%          0.58%        0.60%           0.66%+
   Net investment income                            1.50           1.41           1.61         2.06            3.02+
----------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                               31%            34%            48%          40%             49%
======================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2)  On June 12, 1998, Class C shares were renamed Class L shares.

(3) Net short-term gains, if any, are included and reported as ordinary income for income tax purposes.
(4)  For the period from February 6, 1996 (inception date) to December 31, 1996.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

        22 Smith Barney Funds, Inc. | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------
For a share of each class of capital stock outstanding throughout each year ended December 31, except where noted:

Class Z Shares                                    2000(1)        1999(1)        1998(1)        1997            1996
======================================================================================================================
Net Asset Value, Beginning of Year                $17.04         $18.31         $17.12       $14.82          $14.61
----------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income                            0.26           0.26           0.30         0.35            0.42
   Net realized and unrealized gain (loss)          1.98          (0.36)          2.24         3.80            1.99
----------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                 2.24          (0.10)          2.54         4.15            2.41
----------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                           (0.26)         (0.26)         (0.29)       (0.35)          (0.41)
   Net realized gains(2)                           (1.39)         (0.85)         (1.06)       (1.50)          (1.79)
   Capital                                            --          (0.06)            --           --              --
----------------------------------------------------------------------------------------------------------------------
Total Distributions                                (1.65)         (1.17)         (1.35)       (1.85)          (2.20)
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                      $17.63         $17.04         $18.31       $17.12          $14.82
----------------------------------------------------------------------------------------------------------------------
Total Return                                       13.27%         (0.54)%        14.95%       28.27%          16.47%
----------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                  $167,768       $162,783       $187,352     $144,008        $113,160
----------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                         0.58%          0.58%          0.59%        0.60%           0.62%
   Net investment income                            1.49           1.40           1.61         2.03            2.62
----------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                               31%            34%            48%          40%             49%
======================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2) Net short-term gains, if any, are included and reported as ordinary income for income tax purposes.

--------------------------------------------------------------------------------
Tax Information (unaudited)
--------------------------------------------------------------------------------

For Federal tax purposes the Portfolio hereby designates for the fiscal year ended December 31, 2000:

     .    A corporate dividends received deduction of 100.00%.
     .    Total long-term capital gain distributions paid of $98,048,985.

        23 Smith Barney Funds, Inc. | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------
To the Board of Directors and Shareholders of Smith
Barney Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Large Cap Value Fund of Smith Barney Funds, Inc., as of December 31, 2000, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended.These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America.Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Large Cap Value Fund of Smith Barney Funds, Inc. as of December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                                        KPMG LLP

New York, New York
February 8, 2001

        24 Smith Barney Funds, Inc. | 2000 Annual Report to Shareholders

SMITH BARNEY
FUNDS, INC.

DIRECTORS
Lee Abraham
Allan J. Bloostein
Jane F. Dasher
Donald R. Foley
Richard E. Hanson, Jr.
Paul Hardin
Heath B. McLendon, Chairman
Roderick C. Rasmussen
John P. Toolan

Joseph H. Fleiss, Emeritus

OFFICERS
Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President and Treasurer

Frances A. Root, CFA
Vice President

Paul A. Brook
Controller

Christina T. Sydor
Secretary

INVESTMENT MANAGER
SSB Citi Fund Management LLC

DISTRIBUTOR
Salomon Smith Barney Inc.

CUSTODIAN
PFPC Trust Company

TRANSFER AGENT
Citi Fiduciary Trust Company
125 Broad Street, 11th Floor
New York, New York 10004

SUB-TRANSFER AGENT
PFPC Global Fund Services
P.O. Box 9134
Boston, Massachusetts
02205-9134

Smith Barney Funds, Inc.
--------------------------------------------------------------------------------

This report is submitted for the general information of the shareholders of Smith Barney Funds, Inc. -- Large Cap Value Fund but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales materials after March 31, 2001, this report must be accompanied by performance information for the most recently completed calendar quarter.

SMITH BARNEY FUNDS, INC.
Smith Barney Mutual Funds
388 Greenwich Street, MF-2
New York, New York 10013

For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

www.smithbarney.com/mutualfunds

[LOGO OF SALOMON SMITH BARNEY]

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

FD0853 2/01

--------------------------------------------------------------------------------
                                 SMITH BARNEY
                                  FUNDS, INC.
                                  SHORT-TERM
                             HIGH GRADE BOND FUND
--------------------------------------------------------------------------------

              CLASSIC SERIES | ANNUAL REPORT | DECEMBER 31, 2000

                      [LOGO OF SMITH BARNEY MUTUAL FUNDS]

--------------------------------------------------------------------------------
            NOT FDIC INSURED . NOT BANK GUARANTEED . MAY LOSE VALUE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          A MESSAGE FROM THE CHAIRMAN
--------------------------------------------------------------------------------

The year 2000 began with difficulty for the U.S. bond market, as trends that had been overlooked in late 1999 began to take effect. As a cautionary stance against a potentially overheated economy, the Federal Reserve Board ("Fed") raised short-term interest rates in February, March and May. This action, combined with the euro's persistent weakness against the U.S. dollar, led to a decline in bond prices during the first half of the year./1/

By the middle of 2000, slowing growth in the U.S. economy and little sign of inflation led the Fed to halt and ultimately reverse its tightening policy. This new Fed posture -- combined with increasingly volatile stock markets and negative corporate earnings announcements -- drove many investors to seek out opportunities in the bond market.

As a result, the bond market performed well for the first time in years, fueled by news of the U.S. Treasury plans to buy back approximately $30 billion of its long-term debt obligations. The U.S. Treasury Department's announcement had a significant positive impact on the bond market.

Portfolio manager Jim Conroy and his investment team seek to provide

                                    [PHOTO]
                                    HEATH B. MCLENDON
                                    CHAIRMAN
                                    -----------------

shareholders of the Smith Barney Funds, Inc. -- Short-Term High Grade Bond Fund ("Portfolio") with current income, preservation of capital and liquidity. The Portfolio invests primarily in "high-grade"/2/ corporate bonds, bank obligations and securities issued by the U.S. government and its agencies and instrumentalities.

The Portfolio maintains an average dollar-weighted portfolio maturity of between one and four years. Jim and his team focus on minimizing fluctuations in net asset value by identifying short-term fixed-income securities which they believe to be undervalued. These issues may offer better protection of capital given current interest rate and market conditions.

We thank you for entrusting SSB Citi Asset Management Group with the management of your assets.

Sincerely,

/s/ Heath B. McLendon

Heath B. McLendon
Chairman

January 4, 2001

-----------------
/1/  Bond prices move inversely to changes in interest rates.
/2/ High-grade securities are those securities that are rated triple-A or double-A by Standard & Poor's Ratings Service or Moody's Investors Service, Inc. or that have an equivalent rating by any nationally recognized statistical rating organization, or are determined by the manager to be of equivalent quality.


        1 Smith Barney Funds, Inc. | 2000 Annual Report to Shareholders

Dear Shareholder,

We are pleased to provide the annual report for the Smith Barney Funds, Inc. -- Short-Term High Grade Bond Fund ("Portfolio") for the year ended December 31, 2000. In this report, we have summarized the period's prevailing economic and market conditions and outlined our investment strategy. A detailed summary of the Portfolio's performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

                                                                 [PHOTO]
                                                                 James E. Conroy
                                                                 Vice President

Performance Update

For the year ended December 31, 2000, the Portfolio's Class A shares returned 7.67%. In comparison, the Salomon Smith Barney Treasury/Government Sponsored/Corporate 1-5 Year Index ("SSB Index")/1/ returned 8.97% for the same period. Past performance is not indicative of future results.

Market Update and Outlook

As the new millennium dawned, fears of potential computer catastrophes were replaced with the prospects for continued prosperity, as measured by the buoyant hopes for the stock market. The newfound wealth enjoyed by many over the past few years fueled consumer spending to levels never seen before. Home sales escalated as low interest rates on an absolute basis, combined with the stock mania phenomena appeared to mean "bigger and better."

During the period, many investors believed that the Federal Reserve Board's ("Fed") tightening (i.e., 175 basis points/2/ since the beginning of 1999) was insufficient. However, the demise of many once-promising dot.com companies and the hint of weaker corporate earnings began to seemingly affect economic reports negatively beginning in the late summer of 2000. The bond market took its cue from these events as interest rates declined, allowing short-term interest rates to fall below longer-term maturity fixed-income securities for the first time since mid-January 2000. Suddenly, the Fed's inflationary bias was replaced at year-end 2000 with a weakening, culminating in a surprise 50 basis point reduction by the Fed in the federal funds rate ("fed funds rate")/3/ on January 3, 2001./4/

-----------------
/1/ The SSB Index is a broad measure of the performance of short-term U.S. Treasury securities. Please note that an investor cannot invest directly in an index.
/2/  A basis point is 0.01% or one one-hundredth of a percent.
/3/ The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.
/4/ On January 31, 2001, after this letter was written the Fed cut interest rates by one-half point.

        2 Smith Barney Funds, Inc. | 2000 Annual Report to Shareholders

The continued buyback of U.S. Treasuries (in light of their customary role as the hedging vehicle of choice for many investors) by the federal government during the period negatively impacted corporate bonds and, to a lesser degree, mortgage-backed securities.

One of our major concerns, which remains difficult to answer, is what will be the negative impact to future potential economic growth when stocks replace the traditional definition of savings for a sustained period of time. In hard times, savings have been the traditional source of financial support. In our opinion, with the savings rate at an all-time low, there may now exist a void. At this point in time, we expect interest rates to decline further in 2001 than many would suspect.

Investment Strategy and Portfolio Update

The Portfolio invests primarily in "high-grade"/5/ fixed-income securities. High-grade securities are securities rated by a national ratings organization at the time of purchase within one of the top three categories or, if unrated, judged by the manager to be of comparable quality. Securities in which the Portfolio invests include corporate debt securities, bank obligations, and securities issued by the U.S. government and its agencies or instrumentalities. (Please note that the Portfolio's shares are not guaranteed by the U.S. government or its agencies.)

In addition, the Portfolio may also invest in U.S. dollar-denominated fixed-income securities of foreign issuers. The Portfolio maintains an average dollar-weighted portfolio maturity of between one and four years; the average duration/6/ of the Portfolio will normally be no greater than 3 1/2 years.

During the period, the Portfolio was in our view, well-diversified with approximately 33 corporate debt securities, with no one position greater than 2.5% of the Portfolio's total net assets. As of December 31, 2000, the Portfolio's allocation was 31.3% in U.S. Treasuries and 68.7% in corporate bonds and notes. The SSB Index's allocation was approximately the same. Moreover, the Portfolio's duration of 2.31 years was also the same as the SSB Index.

-----------------
/5/ High-grade securities are those securities that are rated triple-A or double-A by Standard & Poor's Ratings Service or Moody's Investors Service, Inc. or that have an equivalent rating by any nationally recognized statistical rating organization, or are determined by the manager to be of equivalent quality.
/6/ Duration is a common gauge of the price sensitivity of a fixed-income asset or portfolio to a change in interest rates.

        3 Smith Barney Funds, Inc. | 2000 Annual Report to Shareholders

The chart below shows the yields from U.S. Treasuries during the period under review:

                        Yields from U.S. Treasuries/7/

         Interest Rates                          12/31/00        12/31/99
         --------------                          --------        --------
         2-year U.S. Treasury Notes                5.09%           6.21%
         5-year U.S. Treasury Notes                4.97            6.34
         10-year U.S. Treasury Bonds               5.11            6.44
         30-year U.S. Treasury Bonds               5.46            6.48

Thank you for investing in the Smith Barney Funds, Inc.-- Short-Term High Grade Bond Fund.

Sincerely,

/s/ James E. Conroy

James E. Conroy
Vice President

January 4, 2001

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Further, there is no assurance that certain securities will remain in or out of the Portfolio. Please refer to pages 8 and 9 for a list and percentage breakdown of the Portfolio's holdings. Also, please note that any discussion of the Portfolio's holdings is as of December 31, 2000 and is subject to change.

-----------------
/7/  Source: Bloomberg LLP.

        4 Smith Barney Funds, Inc. | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Historical Performance -- Class A Shares
--------------------------------------------------------------------------------

                          Net Asset Value
                          ---------------
                         Beginning    End      Income   Capital Gain    Total
Year Ended                of Year   of Year  Dividends  Distributions  Returns
================================================================================
12/31/00                   $3.97     $4.06     $0.21        $0.00       7.67%
--------------------------------------------------------------------------------
12/31/99                    4.13      3.97      0.19         0.00       0.76
--------------------------------------------------------------------------------
12/31/98                    4.09      4.13      0.20         0.00       6.07
--------------------------------------------------------------------------------
12/31/97                    4.05      4.09      0.22         0.00       6.73
--------------------------------------------------------------------------------
12/31/96                    4.19      4.05      0.23         0.00       2.17
--------------------------------------------------------------------------------
12/31/95                    3.91      4.19      0.22         0.00      13.16
--------------------------------------------------------------------------------
12/31/94                    4.16      3.91      0.18         0.00      (2.15)
--------------------------------------------------------------------------------
12/31/93                    4.12      4.16      0.18         0.02       6.01
--------------------------------------------------------------------------------
12/31/92                    4.09      4.12      0.19         0.01       5.92
--------------------------------------------------------------------------------
Inception* - 12/31/91       4.01      4.09      0.03         0.01       2.85+
================================================================================
Total                                          $1.85        $0.04
================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class Y Shares
--------------------------------------------------------------------------------

                          Net Asset Value
                          ---------------
                         Beginning    End      Income   Capital Gain    Total
Year Ended                of Year   of Year  Dividends  Distributions  Returns
================================================================================
12/31/00                   $3.97     $4.06     $0.22        $0.00       8.18%
--------------------------------------------------------------------------------
12/31/99                    4.13      3.97      0.21         0.00       1.26
--------------------------------------------------------------------------------
12/31/98                    4.09      4.13      0.22         0.00       6.56
--------------------------------------------------------------------------------
12/31/97                    4.05      4.09      0.24         0.00       7.20
--------------------------------------------------------------------------------
Inception* - 12/31/96       4.19      4.05      0.22         0.00       2.08+
================================================================================
Total                                          $1.11        $0.00
================================================================================

It is the Portfolio's policy to distribute dividends monthly and capital gains, if any, annually.

        5 Smith Barney Funds, Inc. | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Average Annual Total Returns
--------------------------------------------------------------------------------

                                                    Class A            Class Y
================================================================================
Year Ended 12/31/00                                  7.67%               8.18%
--------------------------------------------------------------------------------
Five Years Ended 12/31/00                            4.64                 N/A
--------------------------------------------------------------------------------
Inception* through 12/31/00                          5.39                5.13
================================================================================

--------------------------------------------------------------------------------
Cumulative Total Returns
--------------------------------------------------------------------------------

Class A (Inception* through 12/31/00)                                   61.51%
--------------------------------------------------------------------------------
Class Y (Inception* through 12/31/00)                                   27.75
================================================================================

* The inception dates for Class A and Y shares are November 11, 1991 and February 7, 1996, respectively.
+ Total return is not annualized, as it may not be representative of the total return for the year.

        6 Smith Barney Funds, Inc. | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Historical Performance (unaudited)
--------------------------------------------------------------------------------

                Growth of $10,000 Invested in Class A Shares of
         the Short-Term High Grade Bond Fund vs. Salomon Smith Barney
            Treasury/Government Sponsored/Corporate 1-5 Year Index+
--------------------------------------------------------------------------------
                        November 1991 -- December 2000

                                              Salomon Smith Barney
                                               Treasury/Government
                    Short-Term High            Sponsored/Corporate
                    Grade Bond Fund              1-5 Year Index

11/11/91                10,000                       10,000
  Dec 91                10,283                       10,189
  Dec 92                10,892                       10,890
  Dec 93                11,547                       11,673
  Dec 94                11,361                       11,594
  Dec 95                12,874                       13,086
  Dec 96                13,150                       13,696
  Dec 97                14,034                       14,672
  Dec 98                14,886                       15,796
  Dec 99                14,999                       16,136
12/31/00                16,151                       17,602

+ Hypothetical illustration of $10,000 invested in shares at inception on November 11, 1991, assuming reinvestment of dividends and capital gains, if any, at net asset value through December 31, 2000. The Salomon Smith Barney Treasury/Government Sponsored/Corporate 1-5 Year Index is a broad-based index of short-term U.S. Treasury and corporate debt securities. The index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. The performance of the Portfolio's other class may be greater or less than Class A shares' performance indicated on this chart, depending on whether greater or lesser fees were incurred by shareholders investing in the other class.

  All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

        7 Smith Barney Funds, Inc. | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments                                        December 31, 2000
--------------------------------------------------------------------------------

   FACE
  AMOUNT                                   SECURITY                                   VALUE
==============================================================================================
U.S. GOVERNMENT OBLIGATIONS -- 31.3%
                     U.S. Treasury Notes:
$7,000,000             5.500% due 7/31/01                                          $ 6,994,190
 7,000,000             5.875% due 11/15/04                                           7,184,660
10,000,000             6.750% due 5/15/05                                           10,647,100
 5,000,000             5.750% due 8/15/10                                            5,241,800
----------------------------------------------------------------------------------------------
                     TOTAL U.S. GOVERNMENT OBLIGATIONS
                     (Cost -- $29,147,898)                                          30,067,750
==============================================================================================

   FACE
  AMOUNT     RATING(a)                     SECURITY                                   VALUE
==============================================================================================
CORPORATE BONDS & NOTES -- 68.7%

Banks/Savings & Loans -- 3.7%
 2,000,000   Aa3*    BankAmerica Corp., Sub. Notes, 7.875% due 12/1/02               2,057,500
 1,500,000   A+      Toronto-Dominion Bank, Sub. Notes, 6.500% due 1/15/07           1,475,625
----------------------------------------------------------------------------------------------
                                                                                     3,533,125
----------------------------------------------------------------------------------------------
Broadcasting - TV, Cable & Radio -- 6.7%
 1,000,000   A3*     CBS Corp., Notes, 8.375% due 6/15/02                            1,026,250
 2,000,000   A       Continental Cablevision Inc., Sr. Notes, 8.500% due 9/15/01     2,022,500
 2,000,000   A       TCI Communications, Inc., Sr. Notes, 6.375% due 5/1/03          1,995,000
 1,355,000   Baa1*   Time Warner Inc., Notes, 9.625% due 5/1/02                      1,402,425
----------------------------------------------------------------------------------------------
                                                                                     6,446,175
----------------------------------------------------------------------------------------------
Consumer Durables -- 3.2%
 3,000,000   A+      Clorox Co., Debentures, 8.800% due 7/15/01                      3,037,500
----------------------------------------------------------------------------------------------
Consumer Non-Durables -- 2.1%
 2,000,000   AA      The Procter & Gamble Co., Notes, 6.600% due 12/15/04            2,055,000
----------------------------------------------------------------------------------------------
Diversified/Conglomerate Manufacturing -- 2.1%
 2,000,000   A+      IBM Corp., Notes, 7.250% due 11/1/02                            2,037,500
----------------------------------------------------------------------------------------------
Energy -- 2.7%
 2,500,000   AA      Chevron Corp., Notes, 6.625% due 10/1/04                        2,565,625
----------------------------------------------------------------------------------------------
Financial Services -- 21.5%
 1,000,000   A+      American General Finance, Sr. Notes, 5.875% due 7/15/01           998,750
 1,500,000   AA-     Associates Corp., Sr. Notes, 7.500% due 4/15/02                 1,526,250
 2,000,000   A       Chrysler Financial Co., LLC, Notes, 5.875% due 2/7/01           1,997,500
 2,000,000   A       Ford Motor Credit Co., Notes, 8.000% due 6/15/02                2,045,000
 2,000,000   Aaa*    Freddie Mac, Notes, 6.250% due 10/15/02                         2,022,560
 2,000,000   AAA     General Electric Corp., Notes, 7.000% due 2/3/03                2,042,500
 2,000,000   A       General Motors Acceptance Corp., Bonds, 5.500% due 1/14/02      1,987,500
 2,500,000   A+      Goldman Sachs Group, LP, Notes, 6.250% due 2/1/03+              2,484,375
 1,545,000   AA-     International Lease Finance Corp., Bonds, 5.900% due 4/15/02    1,543,069

                      See Notes to Financial Statements.

        8 Smith Barney Funds, Inc. | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            December 31, 2000
--------------------------------------------------------------------------------

   FACE
  AMOUNT     RATING(a)                     SECURITY                                               VALUE
==========================================================================================================
Financial Services -- 21.5% (continued)
$2,000,000   AA-     Merrill Lynch & Co., Notes, 6.060% due 10/15/01                           $ 2,000,000
 2,000,000   AA-     Morgan Stanley Dean Witter & Co., Sr. Notes, 5.625% due 1/20/04             1,962,500
----------------------------------------------------------------------------------------------------------
                                                                                                20,610,004
----------------------------------------------------------------------------------------------------------
Medical - Drugs -- 1.1%
 1,000,000   AA+     Zeneca Wilmington Inc., Notes, 6.300% due 6/15/03                           1,011,250
----------------------------------------------------------------------------------------------------------
Pollution Control/Waste Management -- 1.7%
 1,600,000   BBB     Waste Management, Inc., Notes, 7.700% due 10/1/02                           1,598,000
----------------------------------------------------------------------------------------------------------
Rail/Trucking/Overnight Delivery -- 5.7%
 1,000,000   BBB     CSX Corp., Debentures, 7.250% due 5/1/04                                    1,013,750
 1,500,000   A       DaimlerChrysler North America Holdings Corp., Guaranteed
                       Medium-Term Notes, 7.750% due 5/27/03                                     1,518,750
 3,000,000   BBB-    Union Pacific Resources Group Inc., Debentures,
                       6.340% due 11/25/03                                                       2,973,750
----------------------------------------------------------------------------------------------------------
                                                                                                 5,506,250
----------------------------------------------------------------------------------------------------------
Retail -- 10.5%
 2,500,000   A       Costco Wholesale Corp., Sr. Notes, 7.125% due 6/15/05                       2,537,500
 2,000,000   A       Dayton Hudson Corp., Notes, 6.800% due 10/1/01                              2,002,500
 2,500,000   AA      The Home Depot, Inc., Sr. Notes, 6.500% due 9/15/04                         2,540,625
   500,000   BBB-    JC Penny Inc., Notes, 7.250% due 4/1/02                                       447,500
 2,500,000   AA      Wal-Mart Stores, Notes, 6.875% due 8/1/02                                   2,534,375
----------------------------------------------------------------------------------------------------------
                                                                                                10,062,500
----------------------------------------------------------------------------------------------------------
Telecommunications -- 7.7%
 1,500,000   A2*     Qwest Corp., Notes, 7.625% due 6/9/03                                       1,526,250
 3,000,000   BBB+    Sprint Capital Corp., Sr. Notes, 5.700% due 11/15/0                        32,891,250
 3,000,000   A-      WorldCom, Inc., Sr. Notes, 6.125% due 8/15/01                               2,988,750
----------------------------------------------------------------------------------------------------------
                                                                                                 7,406,250
----------------------------------------------------------------------------------------------------------
                     TOTAL CORPORATE BONDS & NOTES
                     (Cost -- $65,681,703)                                                      65,869,179
==========================================================================================================
                     TOTAL INVESTMENTS -- 100%
                     (Cost -- $94,829,601**)                                                   $95,936,929
==========================================================================================================

(a) All ratings are by Standard & Poor's Ratings Service, except those identified by an asterisk (*), which are rated by Moody's Investors Service, Inc.
+ Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
**  Aggregate cost for Federal income tax purposes is substantially the same.

    See page 10 for definitions of ratings.

                      See Notes to Financial Statements.

        9 Smith Barney Funds, Inc. | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Bond Rating (unaudited)
--------------------------------------------------------------------------------

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "BBB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA   -- Bonds rated "AAA" have the highest rating assigned by Standard &
         Poor's. Capacity to pay interest and repay principal is extremely strong.
AA    -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.
A     -- Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB   -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Baa," where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa   -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa    -- Bonds rated "Aa" are judged to be of high quality by all standards.
         Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A     -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa   -- Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
NR    -- Indicates that the bond is not rated by Standard & Poor's or Moody's.

       10 Smith Barney Funds, Inc. | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Assets and Liabilities                            December 31, 2000
--------------------------------------------------------------------------------

ASSETS:
  Investments, at value (Cost $94,829,601)                         $ 95,936,929
  Receivable for Fund shares sold                                       249,541
  Cash                                                                   70,280
  Interest receivable                                                 1,540,688
--------------------------------------------------------------------------------
  Total Assets                                                       97,797,438
--------------------------------------------------------------------------------
LIABILITIES:
  Dividends payable                                                     197,988
  Payable for Fund shares purchased                                      79,362
  Management fees payable                                                40,717
  Distribution fees payable                                               6,933
  Accrued expenses                                                       51,009
--------------------------------------------------------------------------------
  Total Liabilities                                                     376,009
--------------------------------------------------------------------------------
Total Net Assets                                                   $ 97,421,429
================================================================================
NET ASSETS:
  Par value of capital shares                                      $    239,748
  Capital paid in excess of par value                               104,623,906
  Undistributed net investment income                                    11,640
  Accumulated net realized loss on security transactions             (8,561,193)
  Net unrealized appreciation of investments                          1,107,328
--------------------------------------------------------------------------------
Total Net Assets                                                   $ 97,421,429
================================================================================
Shares Outstanding:
  Class A                                                            10,827,242
  ------------------------------------------------------------------------------
  Class Y                                                            13,147,604
  ------------------------------------------------------------------------------
Net Asset Value:
  Class A (and redemption price)                                          $4.06
  ------------------------------------------------------------------------------
  Class Y (and redemption price)                                          $4.06
================================================================================

                      See Notes to Financial Statements.

       11 Smith Barney Funds, Inc. | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Operations                     For the Year Ended December 31, 2000
--------------------------------------------------------------------------------


INVESTMENT INCOME:
  Interest                                                                                $ 6,133,776
-----------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees (Note 2)                                                                    448,049
  Distribution fees (Note 2)                                                                  167,474
  Shareholder and system servicing fees                                                        51,499
  Registration fees                                                                            32,479
  Audit and legal                                                                              18,482
  Shareholder communications                                                                   14,711
  Directors' fees                                                                               5,137
  Custody                                                                                       4,029
  Other                                                                                        15,092
-----------------------------------------------------------------------------------------------------
  Total Expenses                                                                              756,952
-----------------------------------------------------------------------------------------------------
Net Investment Income                                                                       5,376,824
-----------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
   Realized Loss From Security Transactions (excluding short-term securities):
      Proceeds from sales                                                                  95,845,571
      Cost of securities sold                                                              96,649,409
-----------------------------------------------------------------------------------------------------
  Net Realized Loss                                                                          (803,838)
-----------------------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation (Depreciation) of Investments:
      Beginning of year                                                                    (1,856,740)
      End of year                                                                           1,107,328
-----------------------------------------------------------------------------------------------------
  Increase in Net Unrealized Appreciation                                                   2,964,068
-----------------------------------------------------------------------------------------------------
Net Gain on Investments                                                                     2,160,230
-----------------------------------------------------------------------------------------------------
Increase in Net Assets From Operations                                                    $ 7,537,054
=====================================================================================================

                       See Notes to Financial Statements.

        12 Smith Barney Funds, Inc. | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------


                                                                         For the Years Ended December 31,
                                                                           2000                     1999
============================================================================================================
OPERATIONS:
   Net investment income                                             $   5,376,824              $  5,434,654
   Net realized loss                                                      (803,838)               (1,801,419)
   Increase (decrease) in net unrealized appreciation                    2,964,068                (2,620,344)
------------------------------------------------------------------------------------------------------------
   Increase in Net Assets From Operations                                7,537,054                 1,012,891
------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                (5,377,123)               (5,434,096)
------------------------------------------------------------------------------------------------------------
   Decrease in Net Assets From
     Distributions to Shareholders                                      (5,377,123)               (5,434,096)
------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 7):
   Net proceeds from sale of shares                                    145,393,567                73,188,210
   Net asset value of shares issued for
     reinvestment of dividends                                           2,139,220                 2,497,476
   Cost of shares reacquired                                          (156,530,925)              (81,090,728)
------------------------------------------------------------------------------------------------------------
   Decrease in Net Assets From
     Fund Share Transactions                                            (8,998,138)               (5,405,042)
------------------------------------------------------------------------------------------------------------
Decrease in Net Assets                                                  (6,838,207)               (9,826,247)
NET ASSETS:
   Beginning of year                                                   104,259,636               114,085,883
------------------------------------------------------------------------------------------------------------
   End of year*                                                      $  97,421,429              $104,259,636
============================================================================================================
* Includes undistributed net investment income of:                         $11,640                   $11,939
============================================================================================================

                       See Notes to Financial Statements.

        13 Smith Barney Funds, Inc. | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Short-Term High Grade Bond Fund ("Portfolio"), a separate investment portfolio of the Smith Barney Funds, Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund consists of the Portfolio and two other separate investment portfolios: Large Cap Value Fund and U.S. Government Securities Fund. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Portfolio are:
(a) security transactions are accounted for on trade date; (b) U.S. government agencies and obligations are valued at the mean between the bid and ask prices;
(c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Directors;
(d) securities, other than U.S. government agencies, that have a maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity; (e) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (f) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (g)gains or losses on the sale of securities are calculated by using the specific identification method; (h) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets; (i) dividends and distributions to shareholders are recorded on the ex-dividend date; (j) the Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (k) the character of income and gains distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America; and (l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.


        14 Smith Barney Funds, Inc. | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

2.   Management Agreements and Transactions with Affiliated Persons

SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager of the Portfolio. As compensation for its services, the Portfolio pays SSBC a management fee calculated at an annual rate of 0.45% of the Portfolio's average daily net assets. This fee is calculated daily and paid monthly.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Portfolio's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Portfolio's sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. For the year ended December 31, 2000, the Portfolio paid transfer agent fees of $28,531 to CFTC.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the primary broker for its portfolio agency transactions. Certain other broker-dealers continue to sell Portfolio shares to the public as members of the selling group.

Pursuant to a Distribution Plan, the Portfolio pays a distribution fee and a service fee with respect to Class A shares calculated at the annual rate of 0.10% and 0.25% of its average daily net assets, respectively.

All officers and one Director of the Fund are employees of SSB.


3.   Investments

During the year ended December 31, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                           $87,737,874
--------------------------------------------------------------------------------
Sales                                                                95,845,571
================================================================================

At December 31, 2000, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                       $ 1,462,436
Gross unrealized depreciation                                          (355,108)
--------------------------------------------------------------------------------
Net unrealized appreciation                                         $ 1,107,328
================================================================================


        15 Smith Barney Funds, Inc. | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

4.   Repurchase Agreements

The Portfolio purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolio requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.


5.   Reverse Repurchase Agreements

A reverse repurchase agreement involves a sale by the Portfolio of securities that it holds with an agreement to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of the securities. The Portfolio will establish a segregated account with its custodian, in which the Portfolio will maintain cash, U.S. government securities or other liquid high grade debt obligations equal in value to its obligations with respect to the reverse repurchase agreements.

During the year ended December 31, 2000, the Portfolio did not enter into any reverse repurchase agreements.


6.   Capital Loss Carryforward

At December 31, 2000, the Portfolio had for Federal income tax purposes approximately $8,558,000 of capital loss carryforwards available to offset future realized gains. To the extent that these capital carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

The amount and expiration of the carryforwards are indicated below. Expiration occurs on December 31 of the year indicated:

                         2002         2003        2004        2007        2008
================================================================================
Carryforward Amounts  $3,858,000   $1,124,000   $971,000   $1,804,000   $801,000
================================================================================


        16 Smith Barney Funds, Inc. | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

7.   Capital Shares

At December 31, 2000, the Fund had two billion shares of capital stock authorized with a par value of $0.01 per share. The Portfolio has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Portfolio and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

At December 31, 2000, total paid-in capital amounted to the following for each class:

                                                       Class A         Class Y
================================================================================
Total Paid-in Capital                                $51,790,098     $53,073,556
================================================================================

Transactions in shares of each class were as follows:


                                           Year Ended                     Year Ended
                                        December 31, 2000              December 31, 1999
                                  ----------------------------    ----------------------------
                                       Shares        Amount        Shares         Amount
===============================================================================================
Class A
Shares sold                        34,657,278    $ 137,165,796     15,781,549     $ 64,318,447
Shares issued on reinvestment         536,836        2,139,211        616,825        2,497,420
Shares reacquired                 (37,818,699)    (149,687,544)   (19,644,379)     (79,985,537)
-----------------------------------------------------------------------------------------------
Net Decrease                       (2,624,585)   $ (10,382,537)    (3,246,005)    $(13,169,670)
===============================================================================================
Class Y
Shares sold                         2,067,118    $   8,227,771      2,176,262     $  8,869,763
Shares issued on reinvestment               2                9             14               56
Shares reacquired                  (1,723,385)      (6,843,381)      (275,123)      (1,105,191)
-----------------------------------------------------------------------------------------------
Net Increase                          343,735    $   1,384,399      1,901,153     $  7,764,628
===============================================================================================

        17 Smith Barney Funds, Inc. | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year ended December 31:


Class A Shares                             2000/(1)/    1999/(1)/   1998/(1)/     1997        1996
=====================================================================================================
Net Asset Value, Beginning of Year          $  3.97     $  4.13     $  4.09     $  4.05     $  4.19
-----------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                        0.20        0.19        0.20        0.22        0.23
  Net realized and unrealized gain (loss)      0.10       (0.16)       0.04        0.04       (0.14)
-----------------------------------------------------------------------------------------------------
Total Income From Operations                   0.30        0.03        0.24        0.26        0.09
-----------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                       (0.21)      (0.19)      (0.20)      (0.22)      (0.23)
-----------------------------------------------------------------------------------------------------
Total Distributions                           (0.21)      (0.19)      (0.20)      (0.22)      (0.23)
-----------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                $  4.06     $  3.97     $  4.13     $  4.09     $  4.05
-----------------------------------------------------------------------------------------------------
Total Return                                   7.67%       0.76%       6.07%       6.73%       2.17%
-----------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)          $    44     $    53     $    69     $    71     $    83
-----------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                     1.01%       1.01%       1.04%       0.95%       0.98%
  Net investment income                        5.16        4.70        4.94        5.53        5.62
-----------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                          91%         88%        150%        145%        130%
=====================================================================================================

/(1)/ Per share amounts have been calculated using the monthly average shares method.


        18 Smith Barney Funds, Inc. | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year ended December 31:


Class Y Shares                               2000/(1)/    1999/(1)/   1998/(1)/      1997       1996/(2)/
==========================================================================================================
Net Asset Value, Beginning of Year            $  3.97     $  4.13     $   4.09     $   4.05     $   4.19
----------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                          0.23        0.21         0.22         0.24         0.22
  Net realized and unrealized gain (loss)        0.08       (0.16)        0.04         0.04        (0.14)
----------------------------------------------------------------------------------------------------------
Total Income From Operations                     0.31        0.05         0.26         0.28         0.08
----------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                         (0.22)      (0.21)       (0.22)       (0.24)       (0.22)
----------------------------------------------------------------------------------------------------------
Total Distributions                             (0.22)      (0.21)       (0.22)       (0.24)       (0.22)
----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                  $  4.06     $  3.97     $   4.13     $   4.09     $   4.05
----------------------------------------------------------------------------------------------------------
Total Return                                     8.18%       1.26%        6.56%        7.20%        2.08%++
----------------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)            $    53     $    51     $     45     $     30     $     32
----------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                       0.54%       0.53%        0.56%        0.50%        0.58%+
  Net investment income                          5.65        5.19         5.42         6.00         5.99+
----------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                            91%         88%         150%         145%         130%
==========================================================================================================

/(1)/ Per share amounts have been calculated using the monthly average shares method.
/(2)/ For the period from February 7, 1996 (inception date) through December 31,
      1996.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.

--------------------------------------------------------------------------------
Tax Information (unaudited)
--------------------------------------------------------------------------------

A total of 29.17% of the ordinary dividends paid by the Portfolio from net investment income are derived from Federal obligations and may be exempt from taxation at the state level.


        19 Smith Barney Funds, Inc. | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

The Shareholders and Board of Directors of
Smith Barney Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Short-Term High Grade Bond Fund of Smith Barney Funds, Inc. as of December 31, 2000, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Short-Term High Grade Bond Fund of Smith Barney Funds, Inc. as of December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                      /s/ KPMG LLP

New York, New York
February 8, 2001


        20 Smith Barney Funds, Inc. | 2000 Annual Report to Shareholders

SMITH BARNEY
FUNDS, INC.

DIRECTORS

Lee Abraham
Allan J. Bloostein
Jane F. Dasher
Donald R. Foley
Richard E. Hanson, Jr.
Paul Hardin
Heath B. McLendon,
 Chairman
Roderick C. Rasmussen
John P. Toolan
Joseph H. Fleiss, Emeritus

OFFICERS
Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

James E. Conroy
Vice President

Paul A. Brook
Controller

Christina T. Sydor
Secretary


INVESTMENT MANAGER
SSB Citi Fund Management LLC

DISTRIBUTOR
Salomon Smith Barney Inc.

CUSTODIAN
PFPC Trust Company

TRANSFER AGENT
Citi Fiduciary Trust Company
125 Broad Street, 11th Floor
New York, New York 10004

SUB-TRANSFER AGENT
PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island
02940-9699

Smith Barney Funds, Inc.

This report is submitted for general information of the shareholders of Smith Barney Funds, Inc. -- Short-Term High Grade Bond Fund, but it may also be used as sales literature when proceeded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Portfolio. If used as sales material after March 31, 2001, this report must be accompanied by performance information for the most recently completed calendar quarter.


SMITH BARNEY FUNDS, INC.
388 Greenwich Street, MF-2
New York, New York 10013


For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.


www.smithbarney.com/mutualfunds


                              [LOGO OF SMITH BARNEY]


Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.
FD0854 2/01

              --------------------------------------------------
                                 SMITH BARNEY
                                  FUNDS, INC.
                                U.S. GOVERNMENT
                                SECURITIES FUND
              --------------------------------------------------

            CLASSIC SERIES  |  ANNUAL REPORT  |  DECEMBER 31, 2000

                                    [LOGO]

              --------------------------------------------------
            NOT FDIC INSURED . NOT BANK GUARANTEED . MAY LOSE VALUE
              --------------------------------------------------

                          A MESSAGE FROM THE CHAIRMAN

                         [PHOTO OF HEATH B. MCLENDON]
HEATH B.
MCLENDON
CHAIRMAN

-------------

The year 2000 began with difficulty for the U.S. bond market, as trends that had been overlooked in late 1999 began to take effect. As a cautionary stance against a potentially overheated economy, the Federal Reserve Board ("Fed") raised short-term interest rates in February, March, and May. This action, combined with the euro's persistent weakness against the U.S. dollar led to a decline in bond prices during the first half of the year./1/

By the middle of 2000, slowing growth in the economy and little sign of inflation led the Fed to halt and ultimately reverse its income, liquidity and security of principal from a portfolio of U.S. government obligations, including those of U.S. government agencies. Jim and his team use fundamental analysis to identify sectors of the government or mortgage markets that are inefficiently priced and then adjust the Portfolio's positions to take advantage of these investment opportunities.
tightening policy. This new Fed posture -- combined with increasingly volatile stock markets and negative corporate earnings announcements -- encouraged many investors to seek out opportunities in the bond market.

The U.S. Treasury Department announced plans to buy back $30 billion of its long-term debt obligations. This was a further positive development that increased investors' interest in the bond market. As a result the bond market performed well for the first time in years. Fixed-income portfolio managers and traders began to realize that for the first time in 20 years not only would there be less new supply, but there would also be fewer U.S. Treasuries outstanding.

Portfolio manager Jim Conroy and his investment team seek to provide shareholders of the Smith Barney Funds, Inc. -- U.S. Government Securities Fund
        ("Portfolio") with high current

        As the global economy strug- gles to find a new equili-brium, it has become more important than ever to choose an investment manager you trust. When you invest with SSB Citi Asset Management Group ("SSB Citi"), you are backed by the experience and resources of one of the world's largest and most well-respected financial institutions.

We thank you for entrusting SSB Citi with the management of your assets.

Sincerely,


/s/ Heath B. McLendon
Heath B. McLendon
Chairman

January 4, 2001

--------
1 Bond prices move inversely to changes in interest rates.


        1 Smith Barney Funds, Inc. | 2000 Annual Report to Shareholders

                          [PHOTO OF JAMES E. CONROY]

JAMES E. CONROY
Vice President

Dear Shareholder,
We are pleased to provide the annual report for the Smith Barney Funds, Inc. -- U.S Government Securities Fund ("Portfolio") for the year ended December 31, 2000. In this report, we have summarized the period's prevailing economic and market conditions and outlined our investment strategy. A detailed summary of the Portfolio's performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

Performance Update
For the year ended December 31, 2000, the Portfolio's Class A shares, without and with sales charges, returned 9.93% and 4.96%, respectively. In comparison, the Lehman Brothers Mortgage-Backed Securities Index ("Lehman MBS Index")/1/ returned 11.16% for the same period. Past performance is not indicative of future results.

Market Update and Outlook
As the new millennium dawned, fears of potential computer catastrophes were replaced with the prospects for continued prosperity, as measured by the buoyant hopes for the stock market. The newfound wealth enjoyed by many over the past few years fueled consumer spending to levels never seen before. Home sales escalated as low interest rates on an absolute basis, combined with the stock mania phenomena, appeared to mean "bigger and better." Would 2001 see more of the same?

During the period, many investors believed that the Federal Reserve Board's ("Fed") tightening (i.e., 175 basis points/2/ since the beginning of 1999) was insufficient. However, the demise of many once-promising dot.com companies and the hint of weaker corporate earnings began to seemingly affect economic reports negatively beginning in the late summer of 2000. The bond market took


--------
1 The Lehman MBS Index is composed of about 600 15-year to 30-year fixed-rate mortgage-backed pools of the Government National Mortgage Association, the Federal National Mortgage Association, and the Federal Home Loan Corporation. Please note that an investor cannot invest directly in an index.
2 A basis point is 0.01% or one one-hundredth of a percent.

        2 Smith Barney Funds, Inc. | 2000 Annual Report to Shareholders its cue from these events as interest rates declined, allowing short-term interest rates to fall below longer-term maturity fixed-income securities for the first time since mid January 2000. Suddenly, the Fed's inflationary bias was replaced at year-end 2000 with a weakening, culminating in a surprise 50 basis point reduction by the Fed in the federal funds rate ("fed funds rate")/3/ on January 3, 2001./4/

The continued buy back of U.S. Treasuries (in light of their customary role as the hedging vehicle of choice for many investors) by the federal government during the period negatively impacted corporate bonds and, to a lesser degree, mortgage-backed securities.

One of our major concerns, which remains difficult to answer, is what will be the negative impact to future potential economic growth when stocks replace the traditional definition of savings for a sustained period of time. In hard times, savings have been the traditional source of financial support. In our opinion, with the savings rate at an all time low, there may now exist a void. At this point in time, we expect interest rates to decline further in 2001 than many would suspect.

Investment Strategy and Portfolio Update
The Portfolio seeks high current income, liquidity, and security of principal, and invests primarily in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, and in related repurchase and reverse repurchase agreements. The U.S. government securities in which the Portfolio invests in consists primarily of mortgage-related securities and U.S. Treasury securities. Mortgage-related securities issued by federal agencies or instrumentalities may be backed by the full faith and credit of the U.S. Treasury, by the right of the issuer to borrow from the U.S. government, or only by the credit of the issuer itself. (Please note that the Portfolio's shares are not guaranteed by the U.S. government or its agencies.)

The Portfolio lagged the Lehman MBS Index narrowly for the year. The higher coupon/5 /mix of the Portfolio versus the Lehman MBS Index during the first half of 2000 provided a performance edge. However, as interest rates declined during the second half of 2000, the switch from higher coupon securities to lower

--------
3 The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.
4 On January 31, 2001, after this letter was written, the Fed cut interest rates by one-half point.
5 Coupon is the periodic interest payment made to bondholders during the life of the bond.


        3 Smith Barney Funds, Inc. | 2000 Annual Report to Shareholders coupon securities was implemented as fast as market conditions allowed. This strategy gave the Portfolio a slight edge versus the Lehman MBS Index in 2000.

As of December 31, 2000, the Portfolio's allocation was 94.3% in U.S. government agencies and 2.1% in U.S. Treasury obligations. And while no guarantees can be given, we believe our strategy should continue to benefit the Portfolio.


The chart below shows the yields from U.S. Treasuries during the period.

                        Yields from U.S. Treasuries/6/

                       Interest Rates        12/31/00 12/31/99
                 --------------------------- -------  -------
                 2-year U.S. Treasury Notes     5.09%    6.21%

                 5-year U.S. Treasury Notes     4.97     6.34

                 10-year U.S. Treasury Bonds    5.11     6.44

                 30-year U.S. Treasury Bonds    5.46     6.48

Thank you for investing in the Smith Barney Funds, Inc. -- U.S. Government Securities Fund.

Sincerely,

/s/ James E. Conroy
James E. Conroy
Vice President

January 4, 2001

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Further, there is no assurance that certain securities will remain in or out of the Portfolio. Please refer to page 9 for a list and percentage breakdown of the Portfolio's holdings. Also, please note that any discussion of the Portfolio's holdings is as of December 31, 2000 and is subject to change.

--------
6 Source: Bloomberg LLP.


      4    Smith Barney Funds, Inc.  | 2000 Annual Report to Shareholders

 Historical Performance -- Class A Shares


            Net Asset Value
           -----------------
           Beginning   End    Income   Capital Gain     Total
Year Ended  of Year  of Year Dividends Distributions Returns/(1)/

-----------------------------------------------------------------
12/31/00      $12.67  $13.09     $0.80         $0.00       9.93%
-----------------------------------------------------------------
12/31/99       13.41   12.67      0.71          0.00      (0.24)
-----------------------------------------------------------------
12/31/98       13.61   13.41      0.72          0.27       6.04
-----------------------------------------------------------------
12/31/97       13.24   13.61      0.86          0.00       9.67
-----------------------------------------------------------------
12/31/96       13.59   13.24      0.86          0.00       3.97
-----------------------------------------------------------------
12/31/95       12.50   13.59      0.92          0.00      16.52
-----------------------------------------------------------------
12/31/94       13.66   12.50      0.91          0.05      (1.48)
-----------------------------------------------------------------
12/31/93       13.87   13.66      0.98          0.11       6.40
-----------------------------------------------------------------
12/31/92       14.10   13.87      1.08          0.08       6.85
-----------------------------------------------------------------
12/31/91       13.22   14.10      1.13          0.05      16.29

-----------------------------------------------------------------
Total                            $8.97         $0.56

-----------------------------------------------------------------

 Historical Performance -- Class B Shares

                       Net Asset Value
                      -----------------
                      Beginning   End    Income   Capital Gain     Total
Year Ended             of Year  of Year Dividends Distributions Returns/(1)/

----------------------------------------------------------------------------
12/31/00                 $12.69  $13.11     $0.73         $0.00       9.36%
----------------------------------------------------------------------------
12/31/99                  13.42   12.69      0.64          0.00      (0.66)
----------------------------------------------------------------------------
12/31/98                  13.63   13.42      0.66          0.27       5.47
----------------------------------------------------------------------------
12/31/97                  13.26   13.63      0.80          0.00       9.12
----------------------------------------------------------------------------
12/31/96                  13.61   13.26      0.79          0.00       3.44
----------------------------------------------------------------------------
12/31/95                  12.51   13.61      0.86          0.00      16.03
----------------------------------------------------------------------------
Inception* - 12/31/94     12.47   12.51      0.21          0.00      2.04+

----------------------------------------------------------------------------
Total                                       $4.69         $0.27

----------------------------------------------------------------------------


      5    Smith Barney Funds, Inc. | 2000 Annual Report to Shareholders

 Historical Performance -- Class L Shares



                       Net Asset Value
                      -----------------
                      Beginning   End    Income   Capital Gain     Total
Year Ended             of Year  of Year Dividends Distributions Returns/(1)/

----------------------------------------------------------------------------
12/31/00                 $12.67  $13.10     $0.73         $0.00       9.45%
----------------------------------------------------------------------------
12/31/99                  13.40   12.67      0.64          0.00      (0.67)
----------------------------------------------------------------------------
12/31/98                  13.60   13.40      0.66          0.27       5.53
----------------------------------------------------------------------------
12/31/97                  13.23   13.60      0.80          0.00       9.18
----------------------------------------------------------------------------
12/31/96                  13.58   13.23      0.80          0.00       3.49
----------------------------------------------------------------------------
12/31/95                  12.50   13.58      0.87          0.00      15.93
----------------------------------------------------------------------------
12/31/94                  13.66   12.50      0.83          0.04      (2.11)
----------------------------------------------------------------------------
12/31/93                  13.86   13.66      0.88          0.11       5.74
----------------------------------------------------------------------------
Inception* - 12/31/92     14.01   13.86      0.30          0.00      1.07+

----------------------------------------------------------------------------
Total                                       $6.51         $0.42

----------------------------------------------------------------------------

 Historical Performance -- Class Y Shares

                       Net Asset Value
                      -----------------
                      Beginning   End    Income   Capital Gain     Total
Year Ended             of Year  of Year Dividends Distributions Returns/(1)/

----------------------------------------------------------------------------
12/31/00                 $12.68  $13.10     $0.84         $0.00      10.29%
----------------------------------------------------------------------------
12/31/99                  13.42   12.68      0.75          0.00       0.08
----------------------------------------------------------------------------
12/31/98                  13.64   13.42      0.78          0.27       6.29
----------------------------------------------------------------------------
12/31/97                  13.27   13.64      0.90          0.00      10.00
----------------------------------------------------------------------------
12/31/96                  13.61   13.27      0.89          0.00       4.30
----------------------------------------------------------------------------
12/31/95                  12.51   13.61      0.96          0.00      16.88
----------------------------------------------------------------------------
12/31/94                  13.67   12.51      0.91          0.04      (1.53)
----------------------------------------------------------------------------
Inception* - 12/31/93     13.97   13.67      0.95          0.11      5.55+

----------------------------------------------------------------------------
Total                                       $6.98         $0.42

----------------------------------------------------------------------------

It is the Portfolio's policy to distribute dividends monthly and capital gains, if any, annually.


      6    Smith Barney Funds, Inc.  | 2000 Annual Report to Shareholders

 Average Annual Total Returns


                                        Without Sales Charges/(1)/
                                      -------------------------------
                                      Class A Class B Class L Class Y

          -----------------------------------------------------------
          Year Ended 12/31/00           9.93%   9.36%   9.45%  10.29%
          -----------------------------------------------------------
          Five Years Ended 12/31/00     5.81    5.28    5.33    6.13
          -----------------------------------------------------------
          Ten Years Ended 12/31/00      7.24     N/A     N/A     N/A
          -----------------------------------------------------------
          Inception* through 12/31/00   8.76    7.18    5.76    6.37

          -----------------------------------------------------------

                                          With Sales Charges/(2)/
                                      -------------------------------
                                      Class A Class B Class L Class Y

          -----------------------------------------------------------
          Year Ended 12/31/00           4.96%   4.86%   7.35%  10.29%
          -----------------------------------------------------------
          Five Years Ended 12/31/00     4.84    5.12    5.11    6.13
          -----------------------------------------------------------
          Ten Years Ended 12/31/00      6.75     N/A     N/A     N/A
          -----------------------------------------------------------
          Inception* through 12/31/00   8.45    7.18    5.63    6.37

          -----------------------------------------------------------

 Cumulative Total Returns

                                              Without Sales Charges/(1)/

        ----------------------------------------------------------------
        Class A (12/31/90 through 12/31/00)                    101.26%
        ----------------------------------------------------------------
        Class B (Inception* through 12/31/00)                   53.12
        ----------------------------------------------------------------
        Class L (Inception* through 12/31/00)                   57.24
        ----------------------------------------------------------------
        Class Y (Inception* through 12/31/00)                   63.54

        ----------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 4.50% and 1.00% respectively; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
 * Inception dates for Class A, B, L and Y shares are October 9, 1984, November 7, 1994, December 2, 1992 and January 12, 1993, respectively.
 + Total return is not annualized, as it may not be representative of the total return for the year.


      7    Smith Barney Funds, Inc.  | 2000 Annual Report to Shareholders

 Historical Performance (unaudited)



              Growth of $10,000 Invested in Class A Shares of the
                      U.S. Government Securities Fund vs.
               Lehman Brothers Mortgage-Backed Securities Index+

--------------------------------------------------------

                        December 1990 -- December 2000


                                    [CHART]

 U.S. Government Securities Fund Lehman Brothers MBS Index

12/90            9,600                       10,000

12/91           11,119                       11,572

12/92           11,850                       12,377

12/93           12,569                       13,224

12/94           12,355                       13,011

12/95           14,397                       15,198

12/96           14,969                       16,011

12/97           16,417                       17,531

12/98           17,407                       18,741

12/99           17,366                       19,089

12/00           19,091                       21,221

+ Hypothetical illustration of $10,000 invested in Class A shares on December
  31, 1990, assuming deduction of the maximum 4.50% sales charge in effect at the time of investment and reinvestment of dividends (after deduction of applicable sales charge through November 7, 1994, and thereafter at net asset value) and capital gains, if any, at net asset value through December 31, 2000. The Lehman Brothers Mortgage-Backed Securities ("MBS") Index is composed of about 600 15-year to 30-year fixed-rate mortgage-backed pools of Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. obligations. The Index is unmanaged and is not subject to the management and trading expenses of a mutual fund. An investor may not invest directly in an index. The performance of the Portfolio's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in other classes.

 All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.


      8    Smith Barney Funds, Inc. | 2000 Annual Report to Shareholders

 Schedule of Investments                                      December 31, 2000

   FACE
  AMOUNT                                    SECURITY                                    VALUE

-------------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 2.1%
$ 7,500,000 U.S. Treasury Strips, zero coupon due 11/15/09
            (Cost -- $4,337,738)                                                     $  4,663,725

-------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES -- 94.3%
            Federal National Mortgage Association (FNMA):
 15,506,094   6.00% due 6/1/15+                                                        15,307,306
 10,813,333   6.50% due 8/1/15+                                                        10,816,685
  6,390,356   7.00% due 11/1/15+                                                        6,460,203
 22,760,510   6.00% due 10/1/29+                                                       22,034,905
 44,206,347   7.00% due 10/1/30+                                                       44,275,309
 55,931,203   6.50% due 11/1/30+                                                       55,179,488
            Government National Mortgage Association (GNMA) Certificates:
 20,038,179   8.00% due 4/15/30+                                                       20,545,346
  6,085,219   8.50% due 5/15/30+                                                        6,269,661
 30,622,704   7.50% due 10/15/30+                                                      31,148,802
-------------------------------------------------------------------------------------------------
            TOTAL U.S. GOVERNMENT AGENCIES
            (Cost -- $206,828,998)                                                    212,037,705

-------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 3.6%
  8,171,000 J.P. Morgan Securities, Inc., 5.950% due 1/2/01; Proceeds at maturity --
              $8,176,402; (Fully collateralized by U.S. Treasury Bills,
             Notes & Bonds, 0.000% to 12.750% due 12/31/00 to 4/15/29;
             Market value -- $8,334,427) (Cost -- $8,171,000)                           8,171,000

-------------------------------------------------------------------------------------------------
            TOTAL INVESTMENT  -- 100%
            (Cost -- $219,337,736*)                                                  $224,872,430

-------------------------------------------------------------------------------------------------

+ Maturity date shown represents the last in the range of maturity dates of mortgage certificates owned.
* Aggregate cost for Federal income tax purposes is substantially the same.


                      See Notes to Financial Statements.


      9    Smith Barney Funds, Inc. | 2000 Annual Report to Shareholders

 Statement of Assets and Liabilities                          December 31, 2000



ASSETS:
  Investments, at value (Cost -- $219,337,736)                       $224,872,430
  Cash                                                                        707
  Receivable for Fund shares sold                                      32,273,172
  Interest receivable                                                   1,078,790
----------------------------------------------------------------------------------
  Total Assets                                                        258,225,099
----------------------------------------------------------------------------------
LIABILITIES:
  Dividends payable                                                       421,063
  Payable for Fund shares purchased                                       228,997
  Management fees payable                                                 134,136
  Distribution fees payable                                                21,084
  Accrued expenses                                                        111,795
----------------------------------------------------------------------------------
  Total Liabilities                                                       917,075
----------------------------------------------------------------------------------
Total Net Assets                                                     $257,308,024

----------------------------------------------------------------------------------
NET ASSETS:
  Par value of capital shares                                        $    196,519
  Capital paid in excess of par value                                 264,690,433
  Undistributed net investment income                                   1,392,093
  Accumulated net realized loss from security transactions            (14,505,715)
  Net unrealized appreciation of investments                            5,534,694
----------------------------------------------------------------------------------
Total Net Assets                                                     $257,308,024

----------------------------------------------------------------------------------
Shares Outstanding:
Class A                                                                17,168,026
---------------------------------------------------------------------------------

  Class B                                                               1,151,427
---------------------------------------------------------------------------------

  Class L                                                               1,145,890
---------------------------------------------------------------------------------

  Class Y                                                                 186,554
---------------------------------------------------------------------------------

Net Asset Value:
  Class A (and redemption price)                                           $13.09
---------------------------------------------------------------------------------

  Class B *                                                                $13.11
---------------------------------------------------------------------------------

  Class L **                                                               $13.10
---------------------------------------------------------------------------------

  Class Y (and redemption price)                                           $13.10
---------------------------------------------------------------------------------

Maximum Public Offering Price Per Share:
  Class A (net asset value plus 4.71% of net asset value per share)        $13.71
---------------------------------------------------------------------------------

  Class L (net asset value plus 1.01% of net asset value per share)        $13.23

----------------------------------------------------------------------------------

* Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed within one year from purchase (See Note 2).
** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.


                      See Notes to Financial Statements.


      10   Smith Barney Funds, Inc. | 2000 Annual Report to Shareholders

 Statement of Operations                   For the Year Ended December 31, 2000



INVESTMENT INCOME:
  Interest                                                              $ 16,749,323
-------------------------------------------------------------------------------------
EXPENSES:
  Management fees (Note 2)                                                 1,152,616
  Distribution fees (Note 2)                                                 717,655
  Shareholder and system servicing fees                                      123,013
  Registration fees                                                           49,968
  Audit and legal                                                             38,629
  Shareholder communications                                                  38,289
  Custody                                                                     19,422
  Directors' fees                                                              4,987
  Other                                                                       10,973
-------------------------------------------------------------------------------------
  Total Expenses                                                           2,155,552
-------------------------------------------------------------------------------------
Net Investment Income                                                     14,593,771
-------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTE 3):
 Realized Loss From Security Transactions
 (excluding short-term securities):
   Proceeds from sales                                                   477,077,832
   Cost of securities sold                                               482,661,688
-------------------------------------------------------------------------------------
  Net Realized Loss                                                       (5,583,856)
-------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation (Depreciation) of Investments:
   Beginning of year                                                      (7,244,027)
   End of year                                                             5,534,694
-------------------------------------------------------------------------------------
  Increase in Net Unrealized Appreciation                                 12,778,721
-------------------------------------------------------------------------------------
Net Gain on Investments                                                    7,194,865
-------------------------------------------------------------------------------------
Increase in Net Assets From Operations                                  $ 21,788,636

-------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


       11 Smith Barney Funds, Inc. | 2000 Annual Report to Shareholders

 Statements of Changes in Net Assets


For the Years Ended December 31,

-------------------------------------------------------------------------------------
                                                            2000            1999

-------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                               $    14,593,771  $  15,286,788
  Net realized loss                                        (5,583,856)    (8,181,916)
  Increase (decrease) in net unrealized appreciation       12,778,721     (8,320,262)
-------------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From Operations        21,788,636     (1,215,390)
-------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                   (14,958,245)   (14,264,175)
-------------------------------------------------------------------------------------
  Decrease in Net Assets From
   Distributions to Shareholders                          (14,958,245)   (14,264,175)
-------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
  Net proceeds from sale of shares                      1,558,440,644    906,652,727
  Net asset value of shares issued for
   reinvestment of dividends                                9,696,521      8,719,918
  Cost of shares reacquired                            (1,550,839,614)  (951,026,813)
-------------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets
   From Fund Share Transactions                            17,297,551    (35,654,168)
-------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                          24,127,942    (51,133,733)
NET ASSETS:
  Beginning of year                                       233,180,082    284,313,815
-------------------------------------------------------------------------------------
  End of year*                                        $   257,308,024  $ 233,180,082

-------------------------------------------------------------------------------------
*  Includes undistributed net investment income of:        $1,392,093     $1,652,496

-------------------------------------------------------------------------------------



                      See Notes to Financial Statements.


      12   Smith Barney Funds, Inc. | 2000 Annual Report to Shareholders

 Notes to Financial Statements


1. Significant Accounting Policies

The U.S. Government Securities Fund ("Portfolio"), is a separate investment portfolio of the Smith Barney Funds, Inc. ("Fund"). The Fund, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund consists of this Portfolio and two other separate investment portfolios: Large Cap Value Fund and Short-Term High Grade Bond Fund. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Portfolio are:
(a) security transactions are accounted for on trade date; (b) U.S. government agencies and obligations are valued at the mean between the bid and ask prices;
(c) securities for which market quotations are not available will be valued in good faith at fair value by or under direction of the Board of Directors; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (f ) gains or losses on the sale of securities are calculated by using the specific identification method; (g) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) the portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At December 31, 2000, reclassifications were made to the Portfolio's capital accounts to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Management Agreement and Transactions with Affiliated Persons

SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc.


      13   Smith Barney Funds, Inc. | 2000 Annual Report to Shareholders

("Citigroup"), acts as investment manager for the Portfolio. The Portfolio pays SSBC a management fee calculated at an annual rate of 0.50% of the first $200 million of the average daily net assets, and 0.40% of the average daily net assets of the Portfolio in excess of $200 million. This fee is calculated daily and paid monthly.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Portfolio's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Portfolio's sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts. For the year ended December 31, 2000, the Portfolio paid transfer agent fees of $79,641 to CFTC.

Effective June 5, 2000, Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, became the Portfolio's distributor replacing CFBDS, Inc. ("CFBDS"). In addition, SSB acts as the primary broker for the Portfolio's agency transactions. Certain other broker-dealers, continue to sell Portfolio shares to the public as members of the selling group.

There are maximum initial sales charges of 4.50% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase.This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 2000, SSB and CFBDS received sales charges of approximately $286,000 and $22,000 on sales of the Portfolio's Class A and L shares, respectively. In addition, CDSCs paid to SSB were approximately $31,000, $34,000 and $3,000 for Class A, B and L shares, respectively.

Pursuant to a Distribution Plan, the Portfolio pays a service fee with respect to its Class A, B and L shares calculated at an annual rate of 0.25% of the average daily net assets for each respective class. In addition, the Portfolio also pays a distribution fee with respect to Class B and L shares calculated at the annual rate


      14   Smith Barney Funds, Inc. | 2000 Annual Report to Shareholders
of 0.50% and 0.45% of the average daily net assets for each class, respectively. For the year ended December 31, 2000, total Distribution Plan fees were as follows:

                       Class A  Class B  Class L

------------------------------------------------
Distribution Plan Fees $522,500 $101,602 $93,553

------------------------------------------------

All officers and one Director of the Fund are employees of SSB.

3. Investments

During the year ended December 31, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

Purchases $470,395,667
----------------------
Sales      477,077,832

----------------------

At December 31, 2000, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

Gross unrealized appreciation $5,584,815
Gross unrealized depreciation    (50,121)
-----------------------------------------
Net unrealized appreciation   $5,534,694

-----------------------------------------

4. Repurchase Agreements

The Portfolio purchases U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price.The Portfolio requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

5. Reverse Repurchase Agreements

The Portfolio may enter into reverse repurchase agreement transactions for leveraging purposes. A reverse repurchase agreement involves a sale by the Portfolio of securities that it holds with an agreement by the Portfolio to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of the securities.The Portfolio will establish a segregated account with its custodian, in which the Portfolio will maintain cash, U.S. government securities or other

      15   Smith Barney Funds, Inc. | 2000 Annual Report to Shareholders
liquid high grade debt obligations equal in value to its obligations with respect to the reverse repurchase agreement.

During the year ended December 31, 2000, the Portfolio did not enter into any reverse repurchase agreements.

6. Securities Traded on a To-Be-Announced Basis

The Portfolio may trade securities, particularly GNMAs, on a "to-be-announced" ("TBA") basis. In a TBA transaction, the Portfolio commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities.

At December 31, 2000, the Portfolio had no TBA securities.

7. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract.

The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At December 31, 2000, the Portfolio had no open futures contracts.

8. Capital Shares

At December 31, 2000, the Fund had two billion shares of capital stock authorized with a par value of $0.01 per share. The Portfolio has the ability to


      16   Smith Barney Funds, Inc. | 2000 Annual Report to Shareholders
issue multiple classes of shares. Each share of a class represents an identical interest in the Portfolio and has the same rights. Each class bears certain expenses specifically related to the distribution of its shares.

At December 31, 2000, total paid-in capital amounted to the following for each class:

                        Class A      Class B     Class L    Class Y

---------------------------------------------------------------------
Total Paid-in Capital $230,749,266 $15,074,102 $15,884,235 $3,179,349

---------------------------------------------------------------------

Transactions in shares of each class were as follows:

                                        Year Ended                   Year Ended
                                    December 31, 2000             December 31, 1999
                              ------------------------------ ---------------------------
                                 Shares          Amount         Shares        Amount

----------------------------------------------------------------------------------------
Class A
Shares sold                    121,086,313  $ 1,547,881,924   69,198,296  $ 899,315,105
Shares issued on reinvestment      670,732        8,565,758      591,604      7,682,394
Shares reacquired             (120,595,474)  (1,540,396,399) (72,472,777)  (941,068,231)
----------------------------------------------------------------------------------------
Net Increase (Decrease)          1,161,571  $    16,051,283   (2,682,877) $ (34,070,732)

----------------------------------------------------------------------------------------
Class B
Shares sold                        363,584  $     4,679,744      307,144  $   4,010,617
Shares issued on reinvestment       43,709          559,008       39,047        507,217
Shares reacquired                 (324,613)      (4,144,920)    (384,807)    (5,022,756)
----------------------------------------------------------------------------------------
Net Increase (Decrease)             82,680  $     1,093,832      (38,616) $    (504,922)

----------------------------------------------------------------------------------------
Class L
Shares sold                        456,092  $     5,878,976      254,539  $   3,322,005
Shares issued on reinvestment       40,698          520,000       36,919        478,902
Shares reacquired                 (480,222)      (6,141,745)    (312,047)    (4,068,787)
----------------------------------------------------------------------------------------
Net Increase (Decrease)             16,568  $       257,231      (20,589) $    (267,880)

----------------------------------------------------------------------------------------
Class Y
Shares sold                             --  $            --          373  $       5,000
Shares issued on reinvestment        4,054           51,755        3,958         51,405
Shares reacquired                  (12,443)        (156,550)     (66,261)      (867,039)
----------------------------------------------------------------------------------------
Net Decrease                        (8,389) $      (104,795)     (61,930) $    (810,634)

----------------------------------------------------------------------------------------

9. Capital Loss Carryforward

At December 31, 2000, the Fund had, for Federal income tax purposes approximately $14,501,000 of capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

The amount and year of expiration for each carryforward loss is indicated below:

                              2007       2008

------------------------------------------------
Capital Loss Carryforwards $8,818,000 $5,683,000

------------------------------------------------


      17   Smith Barney Funds, Inc. | 2000 Annual Report to Shareholders

 Financial Highlights


For a share of each class of capital stock outstanding throughout each year ended December 31:

Class A Shares                             2000/(1)/ 1999/(1)/ 1998/(1)/   1997     1996

------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year          $12.67   $13.41    $13.61    $13.24   $13.59
------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                       0.78     0.75      0.71      0.85     0.84
  Net realized and unrealized gain (loss)     0.44    (0.78)     0.08      0.38    (0.33)
------------------------------------------------------------------------------------------
Total Income (Loss) From Operations           1.22    (0.03)     0.79      1.23     0.51
------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                      (0.80)   (0.71)    (0.72)    (0.86)   (0.86)
  Net realized gains                            --       --     (0.27)    (0.00)*     --
  Capital                                       --       --     (0.00)*      --       --
------------------------------------------------------------------------------------------
Total Distributions                          (0.80)   (0.71)    (0.99)    (0.86)   (0.86)
------------------------------------------------------------------------------------------
Net Asset Value, End of Year                $13.09   $12.67    $13.41    $13.61   $13.24
------------------------------------------------------------------------------------------
Total Return                                  9.93%   (0.24)%    6.04%     9.67%    3.97%
------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)            $225     $203      $251      $272     $312
------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Net investment income                       6.19%    5.82%     5.22%     6.37%    6.34%
  Interest expense                              --       --      0.05      0.16     0.30
  Other expenses                              0.85     0.83      0.81      0.80     0.79**
------------------------------------------------------------------------------------------
Portfolio Turnover Rate                        214%     193%      268%      130%     265%

------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
 *  Amount represents less than $0.01 per share.
**  Amount has been restated from the December 31, 1996 annual report.


      18   Smith Barney Funds, Inc. | 2000 Annual Report to Shareholders

For a share of each class of capital stock outstanding throughout each year ended December 31:

Class B Shares                             2000/(1)/ 1999/(1)/ 1998/(1)/   1997      1996

--------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year          $12.69    $13.42    $13.63    $13.26    $13.61
--------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                       0.72      0.70      0.64      0.79      0.77
  Net realized and unrealized gain (loss)     0.43     (0.79)     0.08      0.38     (0.33)
--------------------------------------------------------------------------------------------
Total Income (Loss) From Operations           1.15     (0.09)     0.72      1.17      0.44
--------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                      (0.73)    (0.64)    (0.66)    (0.80)    (0.79)
  Net realized gains                            --        --     (0.27)    (0.00)*      --
  Capital                                       --        --     (0.00)*      --        --
--------------------------------------------------------------------------------------------
Total Distributions                          (0.73)    (0.64)    (0.93)    (0.80)    (0.79)
--------------------------------------------------------------------------------------------
Net Asset Value, End of Year                $13.11    $12.69    $13.42    $13.63    $13.26
--------------------------------------------------------------------------------------------
Total Return                                  9.36%    (0.66)%    5.47%     9.12%     3.44%
--------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)             $15,096   $13,558   $14,861   $12,238   $11,212
--------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Net investment income                       5.69%     5.34%     4.69%     5.85%     5.85%
  Interest expense                              --        --      0.05      0.16      0.30
  Other expenses                              1.37      1.33      1.31      1.31      1.28**
--------------------------------------------------------------------------------------------
Portfolio Turnover Rate                        214%      193%      268%      130%      265%

--------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
 *  Amount represents less than $0.01 per share.
**  Amount has been restated from the December 31, 1996 annual report.


      19   Smith Barney Funds, Inc. | 2000 Annual Report to Shareholders

For a share of each class of capital stock outstanding throughout each year ended December 31:

Class L Shares                             2000/(1)/ 1999/(1)/ 1998/(1)(2)/   1997      1996

-----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year          $12.67    $13.40      $13.60     $13.23    $13.58
-----------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                       0.72      0.70        0.65       0.77      0.78
  Net realized and unrealized gain (loss)     0.44     (0.79)       0.08       0.40     (0.33)
-----------------------------------------------------------------------------------------------
Total Income (Loss) From Operations           1.16     (0.09)       0.73       1.17      0.45
-----------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                      (0.73)    (0.64)      (0.66)     (0.80)    (0.80)
  Net realized gains                            --        --       (0.27)     (0.00)*      --
  Capital                                       --        --       (0.00)*       --        --
-----------------------------------------------------------------------------------------------
Total Distributions                          (0.73)    (0.64)      (0.93)     (0.80)    (0.80)
-----------------------------------------------------------------------------------------------
Net Asset Value, End of Year                $13.10    $12.67      $13.40     $13.60    $13.23
-----------------------------------------------------------------------------------------------
Total Return                                  9.45%    (0.67)%      5.53%      9.18%     3.49%
-----------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)             $15,009   $14,308     $15,407    $14,464   $17,249
-----------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Net investment income                       5.73%     5.38%       4.74%      5.91%     5.87%
  Interest expense                              --        --        0.05       0.16      0.30
  Other expenses                              1.32      1.29        1.27       1.27      1.26**
-----------------------------------------------------------------------------------------------
Portfolio Turnover Rate                        214%      193%        268%       130%      265%

-----------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) On June 12, 1998, Class C shares were renamed Class L shares.
 *  Amount represents less than $0.01 per share.
**  Amount has been restated from the December 31, 1996 annual report.


      20   Smith Barney Funds, Inc. | 2000 Annual Report to Shareholders

For a share of each class of capital stock outstanding throughout each year ended December 31:

Class Y Shares                             2000/(1)/ 1999/(1)/ 1998/(1)/   1997     1996

------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year          $12.68    $13.42   $13.64    $13.27   $13.61
------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                       0.83      0.79     0.75      0.88     0.88
  Net realized and unrealized gain (loss)     0.43     (0.78)    0.08      0.39    (0.33)
------------------------------------------------------------------------------------------
Total Income From Operations                  1.26      0.01     0.83      1.27     0.55
------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                      (0.84)    (0.75)   (0.78)    (0.90)   (0.89)
  Net realized gains                            --        --    (0.27)    (0.00)*     --
  Capital                                       --        --    (0.00)*      --       --
------------------------------------------------------------------------------------------
Total Distributions                          (0.84)    (0.75)   (1.05)    (0.90)   (0.89)
------------------------------------------------------------------------------------------
Net Asset Value, End of Year                $13.10    $12.68   $13.42    $13.64   $13.27
------------------------------------------------------------------------------------------
Total Return                                 10.29%     0.08%    6.29%    10.00%    4.30%
------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)              $2,444    $2,472   $3,447    $5,182   $5,589
------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Net investment income                       6.49%     6.10%    5.52%     6.65%    6.64%
  Interest expense                              --        --     0.05      0.16     0.30
  Other expenses                              0.56      0.54     0.52      0.51     0.50**
------------------------------------------------------------------------------------------
Portfolio Turnover Rate                        214%      193%     268%      130%     265%

------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
 *  Amount represents less than $0.01 per share.
**  Amount has been restated from the December 31, 1996 annual report.


      21   Smith Barney Funds, Inc. | 2000 Annual Report to Shareholders

 Independent Auditors' Report


The Shareholders and Board of Directors of
Smith Barney Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the U.S. Government Securities Fund of Smith Barney Funds, Inc. as of December 31, 2000, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of U.S. Government Securities Fund of Smith Barney Funds, Inc. as of December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                            /s/ KPMG LLP

New York, New York
February 8, 2001


      22   Smith Barney Funds, Inc. | 2000 Annual Report to Shareholders

 Tax Information (unaudited)


A total of 7.39% of the ordinary dividends paid by the Portfolio from net investment income are derived from Federal obligations and may be exempt from taxation at the state level.


      23   Smith Barney Funds, Inc. | 2000 Annual Report to Shareholders

                     (This page intentionally left blank.)

 SMITH BARNEY
 FUNDS, INC.



DIRECTORS                   INVESTMENT MANAGER
Lee Abraham                 SSB Citi Fund Management LLC
Allan J. Bloostein
Jane F. Dasher              DISTRIBUTOR
Donald R. Foley             Salomon Smith Barney Inc.
Richard E. Hanson, Jr.
Paul Hardin                 CUSTODIAN
Heath B. McLendon, Chairman PFPC Trust Company
Roderick C. Rasmussen
John P. Toolan              TRANSFER AGENT
Joseph H. Fleiss, Emeritus  Citi Fiduciary Trust Company
                            125 Broad Street, 11th Floor
OFFICERS                    New York, New York 10004
Heath B. McLendon
President and               SUB-TRANSFER AGENT
Chief Executive Officer     PFPC Global Fund Services
                            P.O. Box 9699
Lewis E. Daidone            Providence, Rhode Island
Senior Vice President       02940-9699
and Treasurer

James E. Conroy
Vice President

Paul A. Brook
Controller

Christina T. Sydor
Secretary

  Smith Barney Funds, Inc.



  This report is submitted for the general information of the shareholders of Smith Barney Funds, Inc. -- U.S. Government Securities Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Portfolio. If used as sales material after March 31, 2001, this report must be accompanied by performance information for the most recently completed calendar quarter.

  SMITH BARNEY FUNDS, INC.
  Smith Barney Mutual Funds
  388 Greenwich Street, MF-2
  New York, New York 10013

  For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

  www.smithbarney.com/mutualfunds
 [LOGO SALOMON SMITH BARNEY]

 Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.
 FD01086 2/01